                                                                   EXHIBIT 10.14


          RECEIVABLES FUNDING AND SERVICING AGREEMENT, dated as of November 24, 1997 (the "Agreement") by and among CPS WAREHOUSE CORP., a Delaware corporation
           ---------
(the "Borrower"), the financial institutions listed on the signature pages of
      --------
this Agreement under the heading "Investors" and their respective successors and
                                  ---------
assigns; VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation, ("VFCC")
                                                                         ----
as lender (a "Lender"), FIRST UNION CAPITAL MARKETS CORP. ("FCMC"), as deal
                                                            ----
agent (the "Deal Agent"); FIRST UNION NATIONAL BANK ("First Union"), as the
            ----------                                -----------
liquidity agent (the "Liquidity Agent") and as the collateral agent (the
                      ---------------
"Collateral Agent") and CONSUMER PORTFOLIO SERVICES, INC., a California
-----------------
corporation (as such, together with its successors and assigns, the "Parent"),
                                                                     ------
as servicer hereunder (as such, together with its successors and permitted assigns, the "Servicer").
              --------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Borrower is an Affiliate of the Parent:

          WHEREAS, the Borrower has been formed for the sole purpose of purchasing and financing certain Receivables originated or purchased by the Parent and purchased by or contributed to the Borrower pursuant to the Receivables Transfer Agreement, dated as of November 24, 1997 (the "Receivables
                                                                    -----------
Transfer Agreement"), by and between the Parent and the Borrower;
------------------

          WHEREAS, the Borrower and the Lenders intend that the Lenders will make advances to the Borrower from time to time, such advances to be secured by certain receivables and other collateral owned by the Borrower:

          WHEREAS, the Deal Agent has been requested and is willing to act as agent on behalf of the Lenders in connection with the making and financing of such advances;

          WHEREAS, in order to effectuate the purposes of this Agreement, the Lenders and the Deal Agent desire that a servicer be appointed to perform certain servicing, administrative and collection functions in respect of the Receivables financed by the Lenders under this Agreement;

          WHEREAS, the Parent has been requested and is willing to act as the Servicer; and

          WHEREAS, in order to secure the advances made to the Borrower by the Lenders, the Borrower intends to grant to the Lenders a security interest in such Receivables and other collateral owned by the Borrower, and the Lender intends to assign such security interest to the Collateral Agent and to grant to the Collateral Agent a security interest in certain other collateral.

          NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

          "Accrued Monthly Yield" means, for any day within a Settlement Period,
           ---------------------
the Daily Yield and Daily Facility Fees calculated for each day from and including the first day of the Settlement Period through and including the day for which the calculation is being made.

          "Accrued Servicing Fee" means, for any day of determination within a
           ---------------------
Settlement Period, the Servicing Fee calculated for each day from and including the first day of such Settlement Period through and including such day of determination.

          "Acquisition Amount" has the meaning set forth in the Liquidity
           ------------------
Purchase Agreement, dated as of November 24, 1997, by and among VFCC, the investors party thereto, FCMC, as deal agent and First Union, as liquidity agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "Actual Payment" means, with respect to any Contract, all payments
           --------------
received by, from or for the account of the related Obligor on such Contract.

          "Added Receivables" means all Transferred Receivables pledged
           -----------------
hereunder since the later to occur of the Effective Date and date of the last Disposition.

          "Additional Amounts" means any amounts payable to any Affected Party
           ------------------
under Sections 2.10 and 2.11.

          "Additional Costs" has the meaning specified in Section 2.10(b).
           ----------------

          "Adjusted Eurodollar Rate" means on any day, an interest rate per
           ------------------------
annum equal to the product of (i) the LIBOR Rate on such day and (ii) 100% minus the Eurodollar Reserve Percentage on such day.

          "Administration Agreement" means that certain Administration
           ------------------------
Agreement, dated as of September 28, 1995, between VFCC and First Union Capital Markets Corp., as the same may be amended, supplemented, or otherwise modified from time to time.

          "Advance" has the meaning set forth in Section 2.01.
           -------

          "Advance Rate" means, for any Receivable within a Subgroup of
           ------------
Receivables and date within a Report Period, a percentage equal to the lesser of
(a) 97% and (b) 1 minus the product of (i) three (3) and (ii) the Net Loss Factor applicable to the related Subgroup of Receivables during such Report Period.

          "Advances Available" means, as of the date of any calculation, (a) the
           ------------------
Availability as of such date, minus (b) Advances Outstanding, but, if less than $150,000, Advances Available shall be deemed to be zero.

          "Advances Outstanding" means, for any day, the aggregate principal
           --------------------
amount of Advances outstanding on such day, after giving effect to all repayments and issuances of Advances on such day.

          "Adverse Claim" means any claim of ownership or any lien, security
           -------------
interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the security interest created under this Agreement or the Collateral Agent Agreement.

          "Affected Party" means any Lender, the Deal Agent, any letter of
           --------------
credit provider, enhancer, or liquidity provider of a Lender, or any affiliate of the foregoing persons.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
or indirectly, is in control of, is controlled by, or is under common control with, such Person. For the purposes of this definition, the terms "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or to cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agent's Account" means a special account (account number 22341), in
           ---------------
the name of the Deal Agent, maintained at Banker's Trust Company.

          "Aggregate Unpaids" means at any time, an amount equal to the sum of
           -----------------
the aggregate outstanding principal amount of Advances, all Daily Yield accrued and all other amounts owed (whether due or accrued) hereunder or under the Fee Letter to the Deal Agent, the Liquidity Agent and the Lenders at such time.

          "Agreement" means this Receivables Funding and Servicing Agreement,
           ---------
among the Borrower, the Lenders, the Servicer, the Deal Agent, the Liquidity Agent, the Collateral Agent and the Investors.

          "Allocation Formula" has the meaning set forth in the Consent of
           ------------------
General Electric Capital Corporation and Redwood Receivables Corporation, dated as of November 24, 1997.

          "Allotment Obligors" means Obligors in respect of the Transferred
           ------------------
Receivables who make payments by way of wire transfers to the Lockbox Account from a financial institution through an electronic allotment system.

          "Alternative Rate" means an interest rate per annum equal to the
           ----------------
Adjusted Eurodollar Rate or the Base Rate; provided, however, that the
                                           --------  -------
Alternative Rate for any outstanding principal amount of any Advance allocated to a Fixed Period shall be the Eurodollar Rate unless (a) on or before the first day of such Fixed Period, the relevant Lender shall have notified the Deal Agent that a Eurodollar Disruption Event has occurred, (b) such Fixed Period is a period of less than one month or (c) such outstanding principal amount of such Advance is less than $2,000,000.

          "Amount Financed" with respect to a Receivable means the amount
           ---------------
originally advanced to the related Obligor with respect to the related Financed Vehicle (and all other costs, accessories, fees, taxes, insurance and the like).

          "Applicable Margin" has the meaning set forth in the Fee Letter from
           -----------------
time to time.

          "APR" has the meaning given to that term pursuant to the Truth-in-
           ---
Lending Act.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by an Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of Exhibit A to the Liquidity Purchase Agreement.

          "Assignment of Insurance Interests" means the Assignment of Insurance
           ---------------------------------
Interests in the form attached as Exhibit 3 to the Receivables Transfer
Agreement.

          "Availability" means, as of any date, the lesser of (a) the product of
           ------------
the Borrowing Base as of such date and the Weighted Average Advance Rate, or (b) the Maximum Facility Amount.

          "Balance Sheet Date" means December 31, 1996.
           ------------------

          "Base Rate" means on any date, a fluctuating rate of interest per
           ---------
annum equal to the higher of (a) the Prime Rate and (b) the Federal Funds Rate plus the Applicable Margin.
----

          "Basic Documents" means this Agreement, the Notes, the Receivables
           ---------------
Transfer Agreement, the Sale Assignments, the Custodial Agreement, the Liquidity Purchase Agreement and all agreements, instruments, certificates, financing statements or other documents required to be delivered hereunder or thereunder.

          "Borrower" means CPS Warehouse Corp.
           --------

          "Borrower Account Collateral" has the meaning specified in Section
           ---------------------------
8.01(c).

          "Borrower Assigned Agreements" has the meaning specified in Section
           ----------------------------
8.01(b).

          "Borrower Notice" means a notice in the form of Exhibit A, setting
           ---------------
forth the information required by Section 2.03(a).

          "Borrower Secured Obligations" means all obligations of every nature
           ----------------------------
of the Borrower (other than to the Parent or Servicer), now or hereafter existing, under this Agreement, the Notes, and any promissory note or other document or instrument delivered pursuant to such documents, and all amendments, extensions or renewals hereof or thereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owned with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Lenders, the Deal Agent, the Liquidity Agent or the Collateral Agent as a preference, fraudulent transfer or otherwise.

          "Borrower's Share" means the ratio of the Maximum Facility Amount to
           ----------------
the aggregate maximum commitments under this Agreement and all Other Funding Agreements.

          "Borrowing Base" means, as of the date of its computation, an amount
           --------------
equal to (a) the aggregate Contract Principal Balance of Transferred Receivables that are Eligible Receivables, plus (b) an amount equal to the aggregate Contract Principal Balance of Eligible Receivables to be purchased or contributed on that date.

          "Borrowing Base Certificate" means, on any Business Day, an Officer's
           --------------------------
Certificate in the form of Exhibit B, computing for such Business Day the Borrowing Base, the Availability and Advances Available.

          "Borrowing Excess" means, for any date, as disclosed in the most
           ----------------
recently submitted Borrowing Base Certificate, the extent to which the then Advances Outstanding exceeds the Availability as of such date.

          "Breakage Costs" has the meaning specified in Section 2.11.
           --------------

          "Business Day" means any day of the year other than a Saturday, Sunday
           ------------
or any day on which (a) banks generally are required, or authorized, to close in New York, New York or Charlotte, North Carolina and (b) if the term "Business Day" is used in connection with the Adjusted Eurodollar Rate, dealings in United States Dollar deposits are carried on in the London interbank market.

          "Certificate of Title" means, with respect to each Financed Vehicle,
           --------------------
the Certificate of Title (or other evidence of ownership) issued by the department of motor vehicles, or other appropriate governmental body, of the state in which the Financed Vehicle is to be registered.

          "Change in Control" shall mean the time when (i) any Person or "group"
           -----------------
(other than the shareholders of such Person as of the date hereof currently holding in excess of thirty percent (30%) of the voting power for the election of directors of such Person under ordinary circumstances) has acquired "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934, as amended), either directly or indirectly, of outstanding shares of Stock of the Servicer having more than thirty percent (30%) of the voting power for the election of directors of the Servicer under ordinary circumstances, (ii) more than fifty percent (50%) of the Members of the Servicer's board of directors shall have been replaced by new directors not nominated for membership on the board by a majority of directors who were either (x) directors on the Effective Date or (y) directors after the Effective Date and whose nomination to the board of directors of the Servicer was itself approved by a majority of directors on the board who were directors on the Effective Date, or (iii) (except for transfer of Receivables in connection with any securitization) the Servicer has sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of the assets of the Servicer.

          "Collateral" means the collateral pledged by the Borrower in Section
           ----------
8.01.

          "Collateral Agent" means First Union or such other party designated as
           ----------------
agent for the Secured Parties.

          "Collection Account" means the account maintained with the Depositary
           ------------------
described in Section 6.01(b).

          "Collection Account Deficiency" means, for any Settlement Date, any
           -----------------------------
deficiency in the amounts on deposit in the Collection Account necessary to make the payments required under Sections 6.04(a)(i) through (iii).

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other Proceeds of such Receivable (including late charges, fees and interest arising thereon and all recoveries with respect to Receivables that have been written off as uncollectible).

          "Commercial Paper" means commercial paper issued by VFCC.
           ----------------

          "Commitment" means for each Investor, the commitment of such Investor
           ----------
to fund any Advance to the Borrower in an amount not to exceed the amount set forth opposite such Investor's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

          "Commitment Termination Date" means the earlier of (a) the date so
           ---------------------------
designated pursuant to Section 9.01 as a result of a Termination Event, and (b) the Final Maturity Date.

          "Consolidated Net Worth Percentage" means, with respect to any Person,
           ---------------------------------
a fraction (expressed as a percentage), in which the numerator equals the Net Worth and the denominator equals the total assets of such Person and its consolidated Subsidiaries.

          "Contract" means an installment or conditional sale contract, with any
           --------
amendments, owned or acquired by the Borrower pursuant to which an Eligible Obligor has: (i) purchased a Motor Vehicle having a useful life longer than the Contract term; (ii) granted a security interest in the Motor Vehicle to secure the Obligor's payment thereunder; and (iii) agreed to pay the unpaid purchase price and a finance charge in periodic installments no less frequently than monthly installments.

          "Contract Date" means, with respect to a Contract, the date of
           -------------
effective execution of such Contract by the parties thereto.

          "Cost of Funds" means for any day of determination the sum of (1) the
           -------------
average (weighted on the basis of the outstanding principal amount of relative Advances bearing interest at the respective rates) of the Weighted Average CP Rate, Weighted Average Liquidity Rate, and Weighted Average Base Rate, and (2) the Fixed Rate Spread Percentage.

          "Contract Principal Balance" means, with respect to any Contract, an
           --------------------------
amount equal to the Gross Contract Balance less the Unearned Interest Amount.

          "CP Disruption Event" means the inability of a Lender, at any time,
           -------------------
whether as a result of a prohibition, a contractual restriction or any other event or circumstance whatsoever, to raise funds through the issuance of its commercial paper notes (whether or not constituting commercial paper notes issued to finance fundings hereunder) in the United States commercial paper market.

          "CP Rate" means as to a Fixed Period, a rate equivalent to the sum of
           -------
(i) the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper having a term equal to such Fixed Period may be sold by any placement agent or commercial paper dealer selected by VFCC, as agreed between each such agent or dealer and VFCC and notified by VFCC to the Deal Agent and the Servicer (which rate shall include any fee paid or payable to any such placement agent or commercial paper dealer); provided, however, if
                                                  --------  -------
the rate (or rates) as agreed between any such agent or dealer and VFCC with regard to any Fixed Period for the applicable Advance is a discount rate (or rates), the CP Rate for such Fixed Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum (which rate shall include any fee paid or payable to any such placement agent or commercial paper dealer) and (ii) the Applicable Margin.

          "CP Holder" means any Person holding record or beneficial ownership of
           ---------
Commercial Paper.

          "Credit and Collection Policies" means the credit, collection,
           ------------------------------
customer relations and service policies of the Parent in effect on the Effective Date, as set forth in writing and delivered to the Deal Agent on or before the Effective Date pursuant to Section 3.01(o), and, as such policies may hereafter be amended, modified or supplemented from time to time in accordance with
Section 7.05(h).

          "Custodian" means Norwest Bank Minnesota, National Association or such
           ---------
other custodian as the Collateral Agent may appoint.

          "Custodial Agreement" means that certain Custodial Agreement dated as
           -------------------
of the date hereof among the Custodian, Collateral Agent, Parent, Servicer and Borrower.

          "Daily Facility Fee" means, for any day an amount equal to the product
           ------------------
of (i) the Facility Fee Rate and (ii) an amount equal to Maximum Facility Amount on such day divided by 360.

          "Daily Yield" means for each Advance and day in any Fixed Period, the
           -----------
product of

                                    YRT x A
                                    -------
                                      360

where:

          A    =  the outstanding principal amount of the Advance allocated to such Fixed Period, and

          YRT  =  the Yield Rate for such Fixed Period, plus the Applicable
                  Margin for such Advance;

provided, however that (a) no provision of this Agreement shall require the
--------  -------
payment or permit the collection of Daily Yield in excess of the maximum permitted by applicable law and (b) Daily Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

          "Deal Agent" means FCMC, as Deal Agent hereunder, together with its
           ----------
successors and assigns.

          "Dealer Agreement" means any dealer agreement entered into by VFCC for
           ----------------
the distribution of Commercial Paper.

          "Debt" of any Person means (without duplication) all liabilities,
           ----
obligations and indebtedness of such Person (a) for borrowed money, (b) evidenced by promissory notes, bonds, debentures, notes or other similar instruments, (c) to pay the deferred purchase price of property or services, (d) as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) secured by any lien or other charge upon property or asset, owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) under any interest rate, swap, "cap", "collar" or other hedging agreement, (g) under reimbursement agreements or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of letters of credit opened to provide for payment of goods and services purchased in the ordinary course of business),
(h) under direct or indirect guaranties in respect of, and obligations

(contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above, and (i) for liabilities in respect of unfunded vested benefits under plans covered by ERISA. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with Debt of such Person.

          "Debt Ratio" means a fraction (expressed as a percentage), in which
           ----------
the numerator equals the total Debt (other than Subordinated Debt) of such Person and the denominator equals the Net Worth.

          "Default Rate" means, with respect to any Settlement Period the
           ------------
percentage equivalent of a fraction, the numerator of which is the product of
(a) 12 and (b) the Contract Principal Balance of all Transferred Receivables that became Defaulted Receivables during such Settlement Period and the denominator of which is the average Contract Principal Balance of all Transferred Receivables during such Settlement Period.

          "Defaulted Receivable" means, with respect to any Settlement Period, a
           --------------------
Receivable with respect to which any of the following has occurred during such Settlement Period: (i) the Financed Vehicle that secures such Receivable has been repossessed and the Servicer has determined in good faith that payments thereunder are unlikely to be resumed, or (ii) the Financed Vehicle that secures such Receivable has been repossessed without reinstatement of such Receivable on or before the last day of such Settlement Period and any applicable redemption period has expired.

          "Delinquency Rate" means, with respect to any Settlement Period the
           ----------------
percentage equivalent of a fraction the numerator of which is the Contract Principal Balance of all Transferred Receivables that are Delinquent Receivables on the last day of such Settlement Period and the denominator of which is the Contract Principal Balance of Transferred Receivables as of the last day of such Settlement Period.

          "Delinquent Receivables" means, as of the end of any Settlement
           ----------------------
Period, the sum of all Receivables, other than Liquidated Receivables, which have at least two Scheduled Payments (or any part thereof) due and unpaid, provided, that if the Obligors have paid more than 90% of the most overdue
--------
Scheduled Payments such scheduled Payment shall be deemed paid for purposes hereof.

          "Depositary" means Bankers Trust Company and any other Person
           ----------
designated as the successor Depositary from time to time.

          "Disposition" means a Securitization, Whole Loan Sale transaction, or
           -----------
other disposition of Receivables subject to this Agreement, in each case by the Parent or an Affiliate thereof.

          "Disposition Period" means a Settlement Period in which a Disposition
           ------------------
occurs.

          "Dollar" and "$" mean lawful currency of the United States of America.
           ------

          "Effective Date" means November 24, 1997.
           --------------

          "Eligible Assignee" has the meaning specified in the Liquidity
           -----------------
Purchase Agreement.

          "Eligible Obligor" means any Obligor which is not an Excluded Obligor.
           ----------------

          "Eligible Originator" means the Parent, LINC, Samco, and such other
           -------------------
Person or Persons as may from time to time be consented to in writing by the Parent, the Borrower, the Deal Agent, and the Liquidity Agent, such consent not to be unreasonably withheld.

          "Eligible Receivable" means each Receivable pursuant to a Contract
           -------------------
delivered by the Borrower to the Custodian acting as agent for the Collateral Agent which is listed on a List of Contracts delivered by the Borrower to the Custodian at the same time, and which satisfies each of the following requirements:

          (a) All of the representations and warranties in Sections 4.01, 4.02 and 4.03 are true with respect to, and all conditions precedent in Section 3.02 have been and continue to be met with respect to, the Contract, Financed Vehicle, Obligor, Required Obligor Insurance, and Optional Obligor Insurance.

          (b) The first Scheduled Payment is due within forty-five (45) days after the date of the Contract and the Contract Date is within five (5) days of the delivery of the Financed Vehicle.

          (c) The Contract has a fixed APR and the Finance Charge was computed using a fixed rate.

          (d) The initial term of the Contract does not exceed sixty (60) months and the Schedule of Payments has equal monthly payments except for the final payment which may be within 5% of the other equal payments, the payment obligation is in Dollars, and at the time the Contract as delivered to the Custodian, there were at least twenty (20) remaining Scheduled Payments.

          (e) The Contract is for the absolute sale of the Financed Vehicle to the Obligor, and the Financed Vehicle is not on approval or subject to any agreement between the Obligor and the Vehicle Dealer for the repurchase or return of the Financed Vehicle.

          (f) The Contract was selected in accordance with the Allocation Formula from new or used automobile or light truck installment sale contracts or promissory notes in the Parent's portfolio utilizing no selection procedures adverse to the Lenders relative to similar new or used automobile or light truck installment sale contracts or promissory notes in Borrower's and Parent's Portfolio taken as a whole.

          (g) The Vehicle Dealer has been paid all amounts due for the purchase of the Contract from the Vehicle Dealer.

          (h) The Obligor is an Eligible Obligor.

          (i) The Contract contains the original signature of the Obligor and the Vehicle Dealer.

          (j) The Contract is the only unsatisfied original executed Contract for the purchase of the Financed Vehicle and accurately reflects all of the actual terms and conditions of the Obligor's purchase of the Financed Vehicle.

          (k) Neither the Borrower nor an Affiliate has made any agreement with the Obligor to reduce the amount owed on the Contract.

          (1) Neither the Borrower nor an Affiliate is required to perform any additional service for, or perform or incur any additional obligation to, the Obligor in order for the Borrower to enforce the Contract.

          (m) The Contract, at the time the Borrower purchased it, materially complied with the Credit and Collection Policies; or the Deal Agent approved any material deviation from the Credit and Collection Policies for that Contract in writing.

          (n) The Obligor's obligations under the Contract are secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Servicer as secured party and such security interest has been validly assigned to the Lenders under this Agreement.

          (o) The Contract has not been, nor is it designated to be, terminated, satisfied, canceled, subordinated or rescinded in whole or in part; nor has the Financed Vehicle been released, or designated for release, from the security interest granted by the Contract; and all of the holder's obligations under the Contract have been performed except those which arise subsequent to the delivery to the Deal Agent.

          (p) No provision of the Contract has been waived, extended, altered or modified in any respect except in accordance with the Credit and Collection Policies.

          (q) The day of the month that Scheduled Payments are due has not been changed from the original Schedule of Payments except for no more than one change which did not change the due date in a manner such that there was more than a thirty (30) day period for which no Scheduled Payment was due.

          (r) No claims of rescission, setoff, counterclaim, defense or other material disputes have been asserted with respect to the Contract or Financed Vehicle.

          (s) There are no unsatisfied liens or claims for taxes, labor, materials, fines, confiscation, or replevin relating to the Contract or Financed Vehicle. There is no unsatisfied claim against the Obligor based on the operation or use of the Financed Vehicle. All taxes due for the purchase, use and ownership of the Financed Vehicle have been paid. All taxes due on the transfer of the Contract to the Borrower and the Lenders have been paid.

          (t) The Contract requires Required Obligor Insurance and the Servicer is a loss payee or insured under the Required Obligor Insurance.

          (u) The Company has not repossessed the Vehicle or commenced a replevin action or other lawsuit against the Obligor or Financed Vehicle.

          (v) The model year of the Financed Vehicle is in accordance with the Credit and Collection Policies at the time the Contract is delivered to the Custodian.

          (w) The obligation of the original Obligor has not been released or assumed by another Person unless the release or assumption was properly documented and the Deal Agent consents in writing to it for purposes of the Contract being an Eligible Contract.

          (x) The Obligor Documents exist and the Obligor Delivery Documents have been delivered to the Custodian in accordance with Section 1(b) of the Custodial Agreement.

          (y) As of the date of the initial Advance hereunder that is made with respect to such Eligible Receivable, there are not more than two Scheduled Payments (or any part thereof) due and unpaid, provided, that if the Obligors
                                               --------
have paid more than 90% of the most overdue Scheduled Payments such Scheduled Payment shall be deemed paid for purposes hereof, and on each day thereafter, there are not more than three Scheduled Payments (or any part thereof) due and unpaid, provided, that if the Obligors have paid more than 90% of the most
        --------
overdue Scheduled Payments such Scheduled Payment shall be deemed paid for purposes hereof.

          (z) The cash down payment has been paid in full by the Obligor in accordance with the Credit and Collection Policies.

          (aa) The Contract was purchased by an Eligible Originator from a Vehicle Dealer in the ordinary course of the Vehicle Dealer's business (or, with reference to Samco only, from a finance company in the ordinary course of the finance company's business) within 60 days after the Contract Date.

          (bb) The first or second Scheduled Payment (or both) remain(s) unpaid more than thirty (30) days after its/their scheduled due date(s).

          (cc) The Amount Financed does not exceed one hundred fifty percent (150%) of the net cost, or value, if applicable, shown on the Vehicle Dealer Invoice.

          (dd) The Amount Financed on the Contract Date does not exceed $29,000 and the Vehicle has no more than 85,000 miles on its odometer on the Contract Date.

          (ee) Not more than one hundred eighty (180) days has elapsed since the date the Contract was pledged to the Lender hereunder.

          (ff) On or before the date which is one hundred twenty (120) days after the Contract Date, the original Certificate of Title or equivalent title documents issued by the relevant state motor vehicle authority, if applicable, shall be delivered to the Custodian.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
it may be amended from time to time and the regulations promulgated thereunder.

          "Event of Bankruptcy" means, with respect to any specified Person, the
           -------------------
occurrence of any of the following events:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 days or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws (foreign or domestic) now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due.

          "Eurocurrency Liabilities" has the meaning defined in Regulation D of
           ------------------------
the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Disruption Event" means with respect to all Advances
           ---------------------------
allocated to any Fixed Period, any of the following: (a) a determination by a Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States Dollars in the London interbank market to make, fund or maintain any Advance for such Fixed Period, (b) the failure of one or more of the Reference Banks to furnish timely information for purposes of determining the Adjusted Eurodollar Rate, (c) a determination by a Lender that the rate at which deposits of United States Dollars are being offered to such Lender in the London interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Advance for such Fixed Period or (d) the inability of a Lender to obtain United States Dollars in the London interbank market to make, fund or maintain any Advance for such Fixed Period.

          "Eurodollar Reserve Percentage" of any Reference Bank for any Fixed
           -----------------------------
Period for any Advance means the reserve percentage applicable during such Fixed Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Reference Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Fixed Period.

          "Event of Servicer Termination" has the meaning specified in Section
           -----------------------------
9.02.

          "Excluded Obligor" means an Obligor which is (a) an Affiliate of the
           ----------------
Parent or the Borrower, (b) a Governmental Authority or (c) which is domiciled outside the United States.

          "Extension Date" has the meaning given to such term in Section 2.01(b)
           --------------
hereof.

          "Facility Fee" means a fee payable by the Borrower to the Lender for
           ------------
each Settlement Period equal to the product of (i) the average daily Maximum Facility Amount during such Settlement Period, (ii) the Facility Fee Rate, and
(iii) the actual number of days in the Settlement Period divided by 360.

          "Facility Fee Rate" has the meaning set forth in the Fee Letter.
           -----------------

          "Fee Letter" means the fee letter agreement dated November 24, 1997
           ----------
between the Borrower and the Deal Agent.

          "Federal Funds Rate" means for any period, a fluctuating interest rate
           ------------------
per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 A.M. New York City time.

          "Final Maturity Date" means November 23, 1998 or, if extended, in the
           -------------------
sole discretion of VFCC and each Investor in accordance with the terms of
Section 2.01 (b), the Extension Date.

          "Finance Charge" has the meaning given to that term in the Truth-in-
           --------------
Lending Act.

          "Financed Vehicle" means the new or used Motor Vehicle purchased by an
           ----------------
Obligor pursuant to a Contract, or any substituted vehicle which is properly documented.

          "First Union" means First Union National Bank, with its principal
           -----------
office in Charlotte, North Carolina, in its individual capacity and its successors.

          "Fixed Period" means for any outstanding principal amount of any
           ------------
Advance, (a) if Daily Yield in respect of all or any part thereof is computed by reference to the CP Rate, the period of 270 days or less set by the Deal Agent pursuant to Section 2.04 hereof, (b) if Daily Yield in respect thereof is computed by reference to the Adjusted Eurodollar Rate, a period of any number of days up to one month, or one, two or three months and (c) if Daily Yield in respect thereof is computed at the Base Rate, a period of 1 to and including 31 days, in each case, as determined pursuant to Section 2.04.

          "Fixed Rate Spread Percentage" means, for any Settlement Period, the
           ----------------------------
positive or negative percentage equivalent of a fraction, the numerator of which is the product of (a) the aggregate amount paid to (if positive) or received from (if negative) any counterparty with respect to Hedging Instruments and (b) 12, and the denominator of which is the average aggregate outstanding principal balance of Transferred Receivables that are Eligible Receivables for such Settlement Period.

          "Funding Date" means each day on which an Advance is made.
           ------------

          "GAAP" means generally accepted accounting principles as in effect in
           ----
the United States, consistently applied, as of the date of such application.

          "Governmental Authority" means the United States of America, any
           ----------------------
state, local or other political submission thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

          "Governmental Consents" has the meaning specified in Section
           ---------------------
4.02(a)(xiv).

          "Gross Contract Balance" means, with respect to any Contract, an
           ----------------------
amount equal to the number of remaining Scheduled Payments multiplied by the amount of each Scheduled Payment minus any Prepayments or other payments applied
                                 -----
to reduce the unpaid principal balance of such Contract.

          "Hedging Counterparty"  means an entity (i) (A) whose commercial paper
           --------------------
or short-term deposit rating is at least P-1 from Moody's and at least A-1 from S&P and (B) who shall agree that, in the event that its commercial paper or short-term deposit rating is reduced below A-1 by S&P or P-1 by Moody's, it shall secure its obligations as the Lenders may reasonably request, and (ii) which shall be rated at least Aa and A2 by S&P and Moody's, respectively and
(iii) which has entered into a Hedging Instrument.

          "Hedging Instrument" means any interest rate cap agreement, interest
           ------------------
rate floor agreement, interest rate swap agreement or other interest rate hedging agreement entered into by the Borrower with a Hedging Counterparty and payable no less frequently than quarterly to the Borrower, which agreement requires the Hedging Counterparty to deposit amounts payable by the Hedging Counterparty thereunder directly to the Collection Account.

          "Income Taxes" means any federal, state, local or foreign taxes based
           ------------
upon, measured by, or imposed upon gross or net income, gross or net receipts, capital, net worth, or the privilege of doing business, and any minimum taxes or withholding taxes based upon any of the foregoing, including any penalties, interest or additions to tax imposed with respect thereto.

          "Ineligible Receivable" means a Transferred Receivable that is not an
           ---------------------
Eligible receivable.

          "Indemnified Amounts" has the meaning specified in Section 12.01(a).
           -------------------

          "Indemnified Party" has the meaning specified in Section 12.01(a).
           -----------------

          "Interest Coverage Ratio" means (a) the sum of the Borrower's year-to-
           -----------------------
date pre-tax income and the Borrower's year-to-date interest expense, divided by
(b) the Borrower's year-to-date interest expense.

          "Investments" means, with respect to any Borrower Account Collateral,
           -----------
the certificates, instruments or other Permitted Investments in which amounts in such accounts are invested from time to time.

          "Investors" means the financial institutions from time to time party
           ---------
hereto and to the Liquidity Purchase Agreement.

          "Issuer" means VFCC and any other Lender whose principal business
           ------
consists of issuing commercial paper or other securities to fund advances or the acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

          "Lenders" means collectively, VFCC, the Investors and any other Person
           -------
that agrees, pursuant to the pertinent Assignment and Acceptance, to fund Advances pursuant to Article II of this Agreement.

          "LIBOR Rate" means for a Fixed Period, an interest rate per annum
           ----------
equal to the sum of (i) the rate appearing on the Telerate Page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of such Fixed Period for a term comparable to such Fixed Period or, if no such rate appears on such day, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by First Union at its principal office in Charlotte, North Carolina (each such determination, absent manifest error, to be conclusive and binding) as of two Business Days prior to the first day of the applicable Fixed Period, to be the rate at which deposits in immediately available funds in United States Dollars are being, have been, or would be offered or quoted by the Reference Banks to major banks in the interbank market for Eurodollar deposits at or about 11:00 A.M. (Charlotte, North Carolina time) on such day, for a term comparable to such Fixed Period and in an amount approximately equal to the requested Advance and (ii) the Applicable Margin.

          "LINC" means LINC Acceptance Company LLC, a Delaware limited-liability
           ----
company, the chief executive office of which is set forth in Schedule 1 hereto.

          "Liquidated Receivable" means a Receivable (i) which has at least five
           ---------------------
(5) Scheduled Payments (or any part thereof) due and unpaid, provided that if the Obligors have paid more than 90% of the most overdue Scheduled Payments such Scheduled Payment shall be deemed paid for purposes hereof, or (ii) as to which the Servicer has determined that all recoveries in respect of such receivable have been received, or (iii) with respect to which the related Financed Vehicle has been repossessed and disposed of.

          "Liquidity Agent" means First Union and its successors and assigns as
           ---------------
agent for the Investors pursuant to the Liquidity Purchase Agreement.

          "Liquidity Purchase Agreement" means the Liquidity Purchase Agreement
           ----------------------------
dated as of November 24, 1997, among VFCC, the Deal Agent, the Liquidity Agent and the investors party thereto.

          "List of Contracts" means the list substantially in the form of
           -----------------
Exhibit I hereto with respect to each Contract or group of Contracts.

          "Loans" means any indebtedness issued by the Borrower to an Affected
           -----
Party, including Advances.

          "Lockbox" means a lockbox or post office box established by the
           -------
Servicer under the control of the Collateral Agent.

          "Lockbox Account" means an account in the name of the Collateral Agent
           ---------------
described in Section 6.01(a).

          "Lockbox Account Bank" means each bank or financial institution listed
           --------------------
on Schedule 2 (as such schedule may be amended from time to time by written notice from the Servicer to the Lender and the Deal Agent and its successors and assigns in accordance with a Lockbox Agreement).

          "Lockbox Agreement" means each agreement among a Lockbox Account Bank,
           -----------------
the Servicer and the Collateral Agent executed in connection with establishment of a Lockbox Account in form and substance satisfactory to the Deal Agent.

          "Maximum Facility Amount" means at any time, $150,000,000, as such
           -----------------------
amount may be adjusted from time to time pursuant to Section 2.01(c) and Section 2.03, provided, however, that at all times, on or after the Termination Date,
      --------  -------
the "Maximum Facility Amount" shall mean the aggregate outstanding principal amount of Advances.

          "Maximum Lawful Rate" has the meaning specified in Section 2.07(c).
           -------------------

          "Monthly Report" has the meaning set forth in Section 5.02(a)(ii).
           --------------

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Motor Vehicle" means a passenger motor vehicle, van or light duty
           -------------
truck which is not manufactured for a particular commercial purpose.

          "Net Loss Factor" means, with respect to any Subgroup of Receivables
           ---------------
and Report Period, the average (if more than one Net Loss Rate) of the Net Loss Rate with respect to such Subgroup of Receivables reported as of the three (3) most recent Reset Dates (or such lesser number of Reset Dates for which such information is available), provided, however, that the Net Loss Rate shall be
                           --------  -------
deemed to be zero (0) for any Report Period for which a Net Loss Rate cannot be calculated because no Receivables in such Subgroup had yet been transferred under the Receivables Transfer Agreement.

          "Net Loss Rate" means, with respect to any Subgroup of Receivables and
           -------------
Settlement Period, the percentage equivalent of a fraction, determined as of the Reset Date immediately following such Settlement Period, the numerator of which is the product of (a) Net Losses for such Subgroup of Receivables and Settlement Period and (b) 12, and the denominator of which is the average aggregate Contract Principal Balance of Transferred Receivables for each day in such Settlement Period that there were Transferred Receivables in such Subgroup, provided, however, that the denominator for computing the Net Loss Rate for the
--------  -------
Added Receivables Subgroup shall be the average aggregate Contract Principal Balance of all Transferred Receivables that were Added Receivables for each day in such Settlement Period that there were Transferred Receivables in such Subgroup.

          "Net Losses" means, for any Settlement Period, the excess of (i) the
           ----------
unpaid principal balance of Transferred Receivables that became Liquidated Receivables during such Settlement Period, minus (ii) the sum (a) of all recoveries in respect of such Liquidated Receivables and (b) recoveries received during such Settlement Period in respect of Transferred Receivables that became Liquidated Receivables prior to such Settlement Period.

          "Net Portfolio Yield" has the meaning set forth in Section 9.01(r).
           -------------------

          "Net Worth" means the total of shareholders' equity (including capital
           ---------
stock, additional paid-in capital and retained earnings) plus Subordinated Debt, less (i) the total amount of loans to shareholders, officers or employees (other than loans of less than $l0,000 to employees), and (ii) the total amount of any intangible assets, including, without limitation, deferred charges and goodwill.

          "Notes" has the meaning set forth in Section 2.05(a).
           -----

          "Obligations" means all amounts owed by the Borrower under this
           -----------
Agreement, including Advances, Interest, Fees, Additional Amounts and indemnities.

          "Obligor" means, with respect to any Receivable, the Person primarily
           -------
obligated to make payments with respect thereto.

          "Obligor Delivery Documents" means:
           --------------------------

               (a) the fully executed original of the Contract (together with any agreements modifying the Contract, including without limitation any extension agreements);

               (b) the original Certificate of Title in the name of the Parent (or, with respect to the Samco or Linc Receivables, Samco or Linc, respectively) or such documents that the Parent shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Parent

     (or, with respect to the Samco or Linc Receivables, Samco or Linc, respectively) in the Financed Vehicle or, if not yet received, a copy of the application therefor showing the Parent (or, with respect to the Samco or Linc Receivables, Samco or Linc, respectively) as secured party.

          "Obligor Documents" means, with respect to each Obligor:
           -----------------

               (a) the original Certificate of Title or equivalent title documents issued by the relevant state motor vehicle authority, if applicable, meeting the requirements for Obligor Delivery Documents;

               (b) the original executed Contract and the executed assignment thereof, meeting the requirements for Obligor Delivery Documents;

               (c) hereafter, on new Financed Vehicles a copy of the Vehicle Dealer Invoice and invoices for any additional equipment included in the Contract;

               (d) an original or copy of the credit application of the Obligor;

               (e) copies of, but with respect to portfolio purchase of Contracts, only if such are available to the Borrower from the seller of the portfolio purchase Contracts:

                    (i)   an electronic image of the credit bureau reports,

                    (ii)  an electronic image of the credit analysis,

                    (iii) the completed verification of employment and income
                          forms, and

                    (iv)  the Obligor's references;

               (f) written verification of Required Obligor Insurance showing the Servicer as loss payee, additional insured, or lienholder at the time of the Borrower's purchase of the Contract, but with respect to portfolio purchases of Contracts, only if such are available to the Borrower from the seller of the Contracts;

               (g) a certificate for each type of Optional Obligor Insurance purchased by the Obligor; and

               (h)  the Servicer's loan process or "deal structure" sheet.

          "Officer's Certificate" means, with respect to any Person, a
           ---------------------
certificate of such Person signed on its behalf by the Chairman of the Board, Vice Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary or any other duly authorized officer of such Person acceptable to the Deal Agent.

          "Optional Obligor Insurance" means any insurance (other than Required
           --------------------------
Obligor Insurance) which insures a Financed Vehicle or an Obligor's obligations under a Contract, including but not limited to credit life, credit health, credit disability, unemployment insurance and any service contract, mechanical breakdown coverage, warranty or extended warranty for Financed Vehicles.

          "Optional Prepayment of Advances" means the option of the Borrower to
           -------------------------------
repay an Advance pursuant to a Borrower Notice and in accordance with Article
VI.

          "Optional Repayment Amount" means the principal amount of any Optional
           -------------------------
Prepayment of Advances, plus the interest accrued on such principal amount through the prepayment date, as set forth in any Borrower Notice.

          "Other Costs" has the meaning specified in Section 14.03(a).
           -----------

          "Other Funding Agreements" means other agreements for the purchase or
           ------------------------
funding of receivables entered into from time to time by VFCC in which it is contemplated that such purchases or fundings will be financed in the same manner as contemplated hereunder.

          "Parent" means Consumer Portfolio Services, Inc.
           ------

          "Permitted Investments" means one or more of the following:
           ---------------------

               (a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States which have a maturity of not more than 270 days from the date of acquisition;

               (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;

               (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in Dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term securities of which are rated at least A-1 by S&P and P-1 by Moody's;

               (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (a), (b) and
                                                         ------- ---  ---
     (c) above entered into with any bank of the type described in clause (c)
     ---                                                           ------ ---
     above;

               (e) commercial paper rated at least A-1 by S&P and P-1 by Moody's; and

               (f) demand deposits, time deposits or certificates of deposits (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the same time such
                                         --------
     investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), joint stock company, trust, association, joint venture, Governmental Authority or any other entity of whatever nature.

          "Portfolio Requirements" means, with respect to the Eligible
           ----------------------
Receivables at any date of determination specified below, each of the following requirements:

               (i) the Contract Principal Balance as of the end of the prior Settlement Period of all Eligible Receivables secured by Financed Vehicles that were new at the time of the sale generating such Eligible Receivable shall not exceed 40% of the aggregate Contract Principal Balance of Eligible Receivables as of the end of such Settlement Period;

               (ii) the aggregate Contract Principal Balance as of the end of the prior Settlement Period of all Eligible Receivables (a) purchased from non-manufacturer franchised Vehicle Dealers shall not exceed an amount equal to 10% of the aggregate Contract Principal Balance of Eligible Receivables as of the end of such Settlement Period and (b) purchased from any single Vehicle Dealer shall not exceed an amount equal to 5% of the aggregate Contract Principal Balance of Eligible Receivables as of the end of such Settlement Period;

               (iii) the aggregate Contract Principal Balance as of the end of the prior Settlement Period of all Eligible Receivables (a) originated under the Delta Program (as defined in the Credit and Collection Policies) shall not exceed 25% of the aggregate Contract Principal Balance of Eligible Receivables at the end of the Settlement Period, and (b) originated under the First Time Buyer Program (as defined in the Credit and Collection Policies) shall not exceed 20% of the aggregate Contract Principal Balance of Eligible Receivables at the end of such Settlement Period; and

               (iv) the aggregate Contract Principal Balance as of the end of the prior Settlement Period of all Eligible Receivables (a) originated in California shall not exceed 30% of the aggregate Contract Principal Balance of Eligible Receivables as of the end of such Settlement Period; and (b) originated in any other state shall not exceed 15% of the aggregate Contract Principal Balance of Eligible Receivables at the end of such Settlement Period.

          "Potential Termination Event" means an event which, upon the giving of
           ---------------------------
notice or the passage of time, or both, would become a Termination Event.

          "Prepayment" means, with respect to a Contract on any day of
           ----------
determination, the amount, if any, by which the Actual Payment exceeds the Scheduled Payment due for the period during which such Actual Payment is received.

          "Prime Rate" means the rate announced by First Union from time to time
           ----------
as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

          "Proceeds" means, with respect to any Collateral, whatever is
           --------
receivable or received when such Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment, including returned premiums, with respect to any insurance relating to such Collateral.

          "Program Documents" means any letter of credit agreement, liquidity
           -----------------
agreement, collateral agreement, depositary agreement, commercial paper, dealer agreement or any similar agreement relating to the funding of an Advance by a Lender.

          "Rating Agency" means each of Moody's and S&P.
           -------------

          "Receivable" means:
           ----------

               (a) indebtedness of an Obligor (whether constituting an account, chattel paper, instrument or general intangible) arising in connection with a Contract, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;

               (b) all security interests or liens and property subject thereto from time to time securing or purporting to secure payment by the Obligor;

               (c) all guarantees, indemnities and warranties and proceeds thereof, proceeds of insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;

               (d)  all Collections with respect to any of the foregoing;

               (e) all Records and Obligor Documents with respect to any of the foregoing; and

               (f)  all Proceeds of any of the foregoing.

          "Receivable Yield" means, for any Contract, the internal rate of
           ----------------
return for such Contract after taking into account the Unearned Discount Amount in respect thereof.

          "Receivables Transfer Agreement" means the Receivables Transfer
           ------------------------------
Agreement, dated November 24, 1997, between the Parent and the Borrower, providing for the purchase by, or the contribution to, the Borrower from the Parent of Receivables from time to time,

          "Records" means all Contracts and other documents, books, records and
           -------
other information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Parent, the Servicer or the Borrower with respect to Receivables and the related Obligors.

          "Reference Banks" means three major banks in the London interbank
           ---------------
market selected by the Deal Agent.

          "Register" has the meaning set forth in Section 14.01A.
           --------

          "Regulatory Change" shall mean any change after the Effective Date in
           -----------------
federal, state or foreign law or regulations (including, without limitation, Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request applying to any Affected Party of or under any federal, state or foreign law or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

          "Rejected Amount" means, with respect to the Borrower, the amount of
           ---------------
the capital contribution which the Parent is required to make to the Borrower (as determined by the Deal Agent) as a result of breaches of representations and warranties with respect to Receivables sold or contributed to the Borrower by the Parent pursuant to Section 4.04(iii) of the Receivables Transfer Agreement.

          "Remaining Receivables" means, with respect to any Settlement Period,
           ---------------------
all Transferred Receivables remaining immediately after any Disposition occurring in such Settlement Period, or if none, the preceding Disposition, provided that, there shall be no Remaining Receivables until a Disposition
-------------
occurs after the date hereof.

          "Report Date" means, with respect to any Report Period, the first
           -----------
Business Day of such Report Period.

          "Report Period" means with respect to any Settlement Period, the
           -------------
period from and including the fifth (5th) Business Day in such Settlement Period, to but excluding the fifth (5th) Business Day of the next succeeding Settlement Period.

          "Request Notice" has the meaning set out in the Receivables Transfer
           --------------
Agreement.

          "Required Information" means, with respect to a Receivable, (a) the
           --------------------
Obligor, (b) the Obligor's address, (c) the Amount Financed, (d) the Gross Contract Balance, (e) the Contract Principal Balance, (f) any discounts, and (g) whether or not such Receivable is an Eligible Receivable.

          "Required Investors" means at a particular time, Investors with
           ------------------
Commitments in excess of 50% of the Facility Limit.

          "Required Obligor Insurance" means the casualty insurance that the
           --------------------------
Obligor is required to obtain pursuant to the terms of the Contract.

          "Required Reserve Account Amount" means, with respect to any
           -------------------------------
Settlement Date following the date on which a financial covenant set forth in
Section 7.06 is not met, 0.10% of the average daily Maximum Facility Amount during the immediately preceding Settlement Period or such lesser amount as the Deal Agent may agree to in writing.

          "Reserve Account Deposit Amount" means with respect to any Settlement
           ------------------------------
Date, the excess as of such Settlement Date (prior to giving effect to distributions or deposits to the Successor Servicer Reserve Account on such Settlement Date) of (i) the Required Reserve Account Amount over (ii) the balance of funds on deposit in the Successor Servicer Reserve Account.

          "Reset Date" means, with respect to any Report Period, first Business
           ----------
Day of such Report Period, provided, however, that the first Reset Date under
                           --------  -------
this Agreement shall be the Reset Date occurring in January 1997.

          "Restrictions on Transferability" means any material condition to, or
           -------------------------------
restriction on, the ability of the holder or an assignee of the holder of any right, title or interest to sell, assign, transfer or otherwise liquidate such right, title or interest in a commercially reasonable time and manner or which would otherwise materially deprive the holder or any assignee of the holder of the benefits thereof.

          "Revolving Period" means the period commencing on the Effective Date
           ----------------
of this Agreement and ending on the day immediately prior to the Commitment Termination Date.

          "Samco" means Samco Acceptance Corp., a Delaware corporation, the
           -----
chief executive office of which is set forth in Schedule 1 hereto.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw-
           ---
Hill, Inc.

          "Sale Assignment" means the assignment entered into between the Parent
           ---------------
and the Borrower on any Transfer Date substantially in the form of Exhibit 1 to the Receivables Transfer Agreement.

          "Sale Date" has the meaning given to that term in the Receivables
           ---------
Transfer Agreement.

          "Sale Price" has the meaning given to that term in the Receivables
           ----------
Transfer Agreement.

          "Schedule of Payments" means, for any Contract, the schedule of
           --------------------
payments disclosed in such Contract.

          "Scheduled Payment" means, for any Contract, the periodic installment
           -----------------
payment amount disclosed in the Schedule of Payments for such Contract.

          "Secured Parties" means, collectively, the Lenders.
           ---------------

          "Securitization" means a disposition of Receivables in one or a series
           --------------
of structured-finance securitization transactions.

          "Servicer" means the Parent, or any Person designated as Successor
           --------
Servicer, and its successors and assigns from time to time hereunder.

          "Servicer Termination Notice" means a notice by the Deal Agent to the
           ---------------------------
Servicer that an Event of Servicer Termination has occurred and that the Servicer's appointment hereunder has been terminated.

          "Servicing Fee" means the monthly Servicing Fee set forth in the Fee
           -------------
Letter.

          "Servicing Records" means all documents, books, records and other
           -----------------
information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Servicer with respect to the Transferred Receivables and the related Obligors.

          "Settlement Date" means, with respect to a Settlement Period, the
           ---------------
seventh (7th) Business Day of the next succeeding Settlement Period, provided,
                                                                     --------
however, that the first Settlement Date under this Agreement shall be the
-------
Settlement Date occurring in January 1997.

          "Settlement Period" means in the case of the initial Settlement
           -----------------
Period, the period beginning with the Effective Date to and including the last day of the calendar month in which such Effective Date occurs; with respect to the final Settlement Period, the period ending on the Final Maturity Date and beginning with the first day of the calendar month in which the Final Maturity Date occurs; and with respect to all other Settlement Periods, each calendar month.

          "Subgroup" means, with respect to any Settlement Period, the Remaining
           --------
Receivables or the Added Receivables, as the case may be.

          "Subordinated Debt" means any Debt which is subordinated in right of
           -----------------
payment to the obligations of the Borrower under this Agreement.

          "Sub-Servicer" means any Person with whom the Servicer enters into a
           ------------
Sub-Servicing Agreement.

          "Sub-Servicing Agreement" means any written contract between the
           -----------------------
Servicer and any Sub-Servicer, relating to servicing, administration or collection of Transferred Receivables as provided in Section 7.01, in such form as has been approved in writing by the Servicer and the Deal Agent.

          "Subsidiary" means, as to any Person, any corporation or other entity
           ----------
of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person.

          "Successor Servicer" has the meaning specified in Section 11.02.
           ------------------

          "Successor Servicer Reserve Account" has the meaning specified in
           ----------------------------------
Section 6.01(c).

          "Successor Servicing Fees and Expenses" means the fees and expenses
           -------------------------------------
payable by the Borrower to Successor Servicer, as agreed to by the Borrower, the Lenders, the Deal Agent and the Liquidity Agent.

          "Taxes" has the meaning specified in Section 2.12.
           -----

          "Telerate" means, when used in connection with any designated page and
           --------
rate, the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates comparable to such designated rate).

          "Termination Event" has the meaning specified in Section 9.01.
           -----------------

          "Transfer Date" means each date on which a Transferred Receivable is
           -------------
sold or contributed to the Borrower by the Parent under the Receivables Transfer Agreement.

          "Transferred Receivable" means any Receivable which has been purchased
           ----------------------
by the Borrower or contributed as capital by the Parent to the Borrower, under the Receivables Transfer Agreement and not subsequently disposed of in a Disposition.

          "Truth-in-Lending Act" means the federal Act cited as 15 U.S.C.
           --------------------
(S)1601 et seq., as amended.

          "Transfer Request" has the meaning specified in Section 8.07(a).
           ----------------

          "UCC" means, for any jurisdiction, the Uniform Commercial Code as from
           ---
time to time in effect in such jurisdiction.

          "Unearned Discount Amount" means, with respect to any Contract, the
           ------------------------
product of (i) the original dollar discount at which the Contract was purchased from the Vehicle Dealer or other cash fees paid by the Vehicle Dealer and (ii) the ratio of which the numerator is the Contract Principal Balance and the denominator is the original Amount Financed with respect to such Contract.

          "Unearned Interest Amount" means, with respect to any Contract, that
           ------------------------
portion of the total finance charge to be paid with respect to such Contract which the Obligor would not be required to pay in the event of a total prepayment, for which the exact computation to be made is based on the Rule of 78s, or such other method as provided for in such Contract.

          "Vehicle Dealer" means the seller of the Financed Vehicle to the
           --------------
Obligor.

          "Vehicle Dealer Invoice" means (i) as to new Financed Vehicles, the
           ----------------------
invoice prepared by the manufacturer and (ii) as to used Financed Vehicles, the KELLEY WHOLESALE BLUE BOOK value or NADA USED CAR GUIDE TRADER wholesale value, as typically used in the applicable market.

          "Weighted Average Advance Rate" means, as of any date of
           -----------------------------
determination, the weighted average (weighted on the basis of relative aggregate Contract Principal Balances) of the most recent Advance Rates for each Subgroup.

          "Weighted Average Base Rate" means for any date of determination the
           --------------------------
average of Base Rates as of such dates for all Advances to which Base Rates apply, weighted by the outstanding principal balance of Advances to which each such Base Rate applies.

          "Weighted Average CP Rate" means for any date of determination the
           ------------------------
average of CP Rates as of such dates for all tranches of outstanding Commercial Paper, weighted by the outstanding Commercial Paper in each tranche.

          "Weighted Average Liquidity Rate" means for any date of determination
           -------------------------------
the average of the Adjusted Eurodollar Rates as of such dates for all Advances to which Adjusted Eurodollar Rates apply, weighted by the outstanding principal balance of Advances to which each such Adjusted Eurodollar Rate applies.

          "Whole Loan Sale" means a disposition of Receivables pursuant to a
           ---------------
whole-loan sale.

          "Yield Rate"  For any Fixed Period for all principal amounts of
           ----------
Advances allocated to such Fixed Period:

               (a) to the extent the relevant Lender will be funding the applicable Advance on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period, and

               (b) to the extent the relevant Lender will not be funding the applicable Advance on the first day of such Fixed period through the issuance of commercial paper, a rate equal to the Alternative Rate for such Fixed Period or such other rate as the Deal Agent and the Borrower shall agree to in writing.

          Section 1.02.  Other Terms.  All accounting terms not specially
                         -----------
defined herein shall be construed in accordance with GAAP.  All terms used in
Article 9 of the UCC of the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. All hourly references herein shall refer to New York City time.

          Section 1.03.  Interpretation.  Except as otherwise indicated, all
                         --------------
agreements defined in this Agreement refer to the same as from time to time amended or supplemented or as the terms of such agreements are waived or modified in accordance with their terms.

                                  ARTICLE II

                                   ADVANCES

          Section 2.01.  Advances.
                         --------

               (a) On the terms and conditions hereinafter set forth, the Borrower may for any Funding Date, at its option, request that the Lenders make advances (each, an "Advance") to the Borrower in an amount not to
                              -------
     exceed the Availability less Advances Outstanding. VFCC may, in its sole discretion, fund, or if VFCC shall decline to fund, the Liquidity Agent shall fund on behalf of the Investors, Advances from time to time during the Revolving Period. Under no circumstances shall any Lender make any Advance if, after giving effect to such Advance, the aggregate principal amount of Advances outstanding hereunder would exceed the Availability (calculated after giving effect to any purchase of additional Eligible Receivables with the proceeds of such Advance). In addition, no Advance shall be made if an event described in Section 9.01(c) has occurred and is continuing on such day with respect to either of the Borrower or the Parent.

               (b) The Borrower may, within 60 days, but no later than 45 days, prior to the then Final Maturity Date, by written notice to the Deal Agent, make written request for VFCC and the Investors to extend the Commitment Termination Date for an additional period of 364 days. The Deal Agent will give prompt notice to VFCC and each of the Investors of its receipt of such request for extension of the Final Maturity Date. VFCC and each Investor shall make a determination, in their sole discretion and after a full credit review, not less than 15 days prior to the then applicable Final Maturity Date as to whether or not they will agree to extend the Final Maturity Date; provided, however, that the failure of VFCC or any Investor
                    --------  -------
     to make a timely response to the Borrower's request for extension of the Final Maturity Date shall be deemed to constitute a refusal by VFCC or the Investor, as the case may be, to extend the Final Maturity Date. The Final Maturity Date shall only be extended upon the consent of both (i) VFCC and
     (ii) 100% of the Investors and upon payment to the Deal Agent of the facility renewal fee specified in the Fee Letter. Any date to which the Commitment Termination Date is extended is referred to herein as the "Extension Date."
      --------------

               (c) At any time after the Effective Date, the Borrower may, by written notice to the Deal Agent as agent for the Lenders delivered at least ten Business Days prior to a Funding Date, request an increase in the Maximum Facility Amount; provided that (i) any such increase must be in a
                              --------
     minimum amount of $25,000,000 and in integral multiples of $1,000,000 in excess thereof and (ii) no Termination Event or Potential Termination Event has occurred and is continuing. VFCC and each Investor, in their sole discretion and after full credit review and subject to receipt from S&P and Moody's that such proposed increase will not cause the rating maintained by such Rating Agency with respect to any Lender's short-term Commercial Paper notes to be reduced, may approve such request for an increase in the Maximum Facility Amount, which increase shall become effective only upon receipt by the Borrower of written consent of both (i) VFCC and (ii) 100% of the Investors to such increase.

          Section 2.02.  Procedures for Advances.  Subject to the conditions
                         -----------------------
described in Section 2.01, each Advance shall be made in accordance with the procedures described in Section 2.02(b).

          (a) (i) On each day of requested Advance, the Borrower shall file by 5:00 p.m. Eastern time on the day before such Advance, a Borrowing Base Certificate and copies of any Request Notices delivered under the Receivables Transfer Agreement with the Deal Agent. Availability will be calculated based on the most recent Borrowing Base Certificate delivered to the Deal Agent. The Borrower may request additional Advances up to the Advances Available, if any. If there is a Borrowing Excess, the Borrower must repay, in accordance with the procedures set forth in Sections 6.02(a)(iii) and 6.04(a)(iii)(E), Advances Outstanding to the level of the new Availability.

          (ii) The Borrower shall give the Deal Agent written notice of each borrowing, repayment of each Advance, or termination or reduction of the Maximum Facility Amount and Optional Prepayments of Advances (in each case, a "Borrower
                                                                       --------
Notice"). Each such Borrower Notice shall specify the amount (subject to Section
------
2.01 hereof) of Advances to be borrowed or repaid and the Funding Date or repayment date (which shall be a Business Day).

          (iii) Each Borrower Notice requesting an Advance shall include a representation by the Borrower that the Advance requested shall not on the Funding Date exceed the Advances Available, based upon the most recent Borrowing Base Certificate.

          (b) Each Advance shall be made on at least one Business Day's notice from the Borrower by 5:00 p.m. Eastern time to the Deal Agent or, if the Daily Yield to accrue with respect to such Advance is computed by reference to the Adjusted Eurodollar Rate, on at least three Business Days' notice from the Borrower to the Deal Agent. Each Borrower Notice shall specify (i) the aggregate amount of such Advance, which shall be in an amount equal to $2,000,000 or integral multiples of $100,000 in excess thereof, and (ii) the Funding Date. Following receipt of such Borrower Notice, the Deal Agent will determine whether VFCC will make the Advance. If VFCC declines to make a proposed Advance, the Advance shall be made by the Investors; the Deal Agent shall promptly notify the Liquidity Agent and the Investors in writing of any declination by VFCC to make an Advance. On the date of such Advance, VFCC or the Liquidity Agent upon receipt of funds from the Investors shall, upon satisfaction of the applicable conditions set forth in Article III, make available an amount equal to the principal amount of such Advance to the Borrower; provided, however, that such
                                                  --------  -------
amount shall not exceed the Availability or their respective Commitments.

          With respect to any Advance to be made by the Investors hereunder, each Investor shall promptly pay to the Liquidity Agent at an account designated by the Liquidity Agent, for the benefit of the Borrower, its Acquisition Amount. The Liquidity Agent shall promptly deposit the aggregate Acquisition Amounts received in the Agent's Account; provided, however, that the Borrower and each
                                 --------  -------
Investor agree that the Liquidity Agent shall not be required to deposit any amount in respect of the Acquisition Amounts in excess of the aggregate of the Acquisition Amounts actually received by the Liquidity Agent. All payments in respect of the principal amount of any Advance shall be made by each of the Investors to the Liquidity Agent and by the Liquidity Agent to the Deal Agent on the Business Day such Investor and the Liquidity Agent receive a notice from the Deal Agent for the funding of an Advance; provided, however, if any such notice
                                          --------
is delivered to the Liquidity Agent or an Investor after 4:00 p.m. (New York City time) on a Business Day, payments in respect of the related Advance shall be made by 9:30 a.m. (New York City time) on the next Business Day.

          Section 2.03.  Reduction of the Facility Limit; Repayment.
                         ------------------------------------------

               (a) The Borrower may, upon at least five Business Days' notice to the Deal Agent, terminate in whole or reduce in part the portion of the Maximum Facility Amount that exceeds the sum of the aggregate principal amount of Advances Outstanding, and the Commitments of the Investors shall be reduced proportionately; provided, however, that each partial reduction
                                 --------  -------
     of the Maximum Facility Amount shall be in an aggregate amount equal to $1,000,000 or an integral multiple thereof. Each notice of reduction or termination pursuant to this Section 2.03(a) shall be irrevocable.

               (b) The Borrower may, at any time prior to the occurrence of the Commitment Termination Date, repay all or a portion of any Advances Outstanding at a price sufficient to repay in full (i) the amount of the outstanding principal amount to be repaid in respect of such Advances, (ii) all Daily Yield accrued thereon and (iii) any and all Breakage Costs payable under Section 2.11. In addition, on such repayment date, as a condition to such repayment, all fees, expenses and other amounts payable to any Lender or other Person under this Agreement or any other Basic Document through the latest ending Fixed Period shall be paid in full in cash.

          Section 2.04.  Selection of Fixed Periods.
                         --------------------------

          Each Advance shall at all times have an associated amount of principal, a Yield Rate and a Fixed Period applicable to it. The Deal Agent shall, in consultation with the Borrower, select (a) each Fixed Period and (b) Yield Rates to apply to such Advance for such Fixed Periods and shall allocate a portion of the aggregate outstanding principal amount of the Advance to each selected Fixed Period, so that all of the outstanding principal amount of the Advance is at all times allocated to one or more Fixed Periods, provided that,
                                                                -------------
on or after the Commitment Termination Date, the Deal Agent shall, in its sole discretion, select each such Fixed Period and such Yield Rates to apply to such Advance for such Fixed Periods. Each Fixed Period (other than the initial Fixed Period for an Advance) shall commence on the last day of the immediately preceding Fixed Period. Any Fixed Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day; provided, however, that if Daily Yield in respect of such Fixed Period is
--------  -------
computed by reference to the Adjusted Eurodollar Rate, and such next succeeding Business Day is in the next calendar month, then such Fixed Period shall end on the next preceding Business Day. In addition, whenever any Fixed Period as to which Daily Yield accrues at the Adjusted Eurodollar Rate commences on the last Business Day in a month or on a day for which there is no numerically corresponding day in the month in which such Fixed Period ends, the last day of such Fixed Period shall occur on the last Business Day of the month in which such Fixed Period ends. Furthermore, if a CP Disruption Event shall have occurred and be continuing, the relevant Lender, or the Deal Agent on its behalf, may, upon notice to the Borrower, terminate any Fixed Period then in effect if such Lender has funded the principal amount of the Advance allocated to such Fixed Period by issuing its commercial paper notes. Any Fixed Period that commences before the Commitment Termination Date and that would otherwise end on a date occurring after the Termination Date shall end on the Commitment Termination Date.

          Section 2.05.  Notes.
                         -----

               (a) The Advances made by each Lender hereunder shall be evidenced by a duly executed promissory note of the Borrower to each applicable Lender in substantially the form of Exhibit C hereto (each, a
                                                    ---------
     "Note"). Each Note shall be dated the initial Funding Date, shall be
      ----
     payable to the applicable Lender in a principal amount equal to the Maximum Facility Amount as originally in effect, and shall otherwise be duly completed. The Advances evidenced by the Notes shall be payable as provided in Article VI hereof.

               (b) The Deal Agent as agent for the Lenders shall enter on a schedule attached to each Note a notation (which may be computer generated) with respect to each Advance made hereunder of: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. The failure of the Deal Agent to make any such notation on the schedule to any such Note shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with their respective terms as set forth herein.

          Section 2.06.  Principal Repayments.    The Advances (a) shall be
                         --------------------
repaid as and when necessary, as set forth in Sections 2.03(b) 6.03, 6.04 and 6.05, to cause the aggregate principal amount of the Advances Outstanding not to exceed the Availability, and (b) may be repaid at any time and from time to time, in whole or in part, upon prior written notice to the Deal Agent as provided in Section 2.03(b) hereof and any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder during the Revolving Period; provided, however, that all repayments of Advances or any portion thereof shall be made together with payment of (i) all interest accrued on the amount repaid to (but excluding) the date of such repayment and (ii) except in the case of an Optional Prepayment of Advances pursuant to Section 2.10(d), any and all Breakage Costs payable pursuant to Section 2.11.

          Section 2.07.  Interest.
                         --------

          (a)  The Borrower shall pay to the Lender, as set forth in Sections
6.04 and 6.05, Daily Yield on the unpaid principal amount of each Advance for the period commencing on and including the Funding Date of such Advance until but excluding the date such Advance shall be paid in full.

          (b) Notwithstanding the foregoing, the Borrower shall pay interest on unpaid Daily Yield, on any Advance or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is paid in full at the applicable Daily Yield.

          (c) Anything in the Basic Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under the Basic Documents exceeds the highest rate of interest permissible under any applicable law (the "Maximum Lawful Rate"), then, so long as the Maximum Lawful Rate would
          -------------------
be exceeded, the rate of interest under such Basic Document shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under such Basic Document is less than the Maximum Lawful Rate, such Person shall continue to pay interest under such Basic Document at the Maximum Lawful Rate until such time as the total Daily Yield received from such Person is equal to the total interest that would have been received had the applicable law not limited the interest rate payable under such Basic Document. In no event shall the total interest received by any Lender and the Collateral Agent under the Basic Documents exceed the amount which the Lender and the Collateral Agent could lawfully have received, had the interest due under such Basic Documents been calculated since the Effective Date at the Maximum Lawful Rate.

          Section 2.08.  Fees.  (a)  On each Settlement Date, the Borrower
                         ----
shall pay to the Servicer, the Servicing Fee, or to the Successor Servicer, the Successor Servicing Fees and Expenses.

          (b) On each Settlement Date, the Borrower shall pay to the Lender the Facility Fee.

          Section 2.09.  Time and Method of Payments. Subject to the provisions
                         ---------------------------
of Sections 6.03, 6.04 and 6.05, all payments of principal, Daily Yield, fees and other amounts (including indemnities) payable by the Borrower hereunder shall be made in Dollars, in immediately available funds, to the Deal Agent not later than 11:00 a.m., New York City time, on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or Daily Yield becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Notes shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes. Upon payment in full of the applicable Note, following the Commitment Termination Date, the Deal Agent as agent for the applicable Lender shall mark each Note "Paid" and return them to the Borrower.

          Section 2.10.  Additional Costs; Capital Requirements.  (a)  In the
                         --------------------------------------
event that any existing or future law, regulation or guideline, or interpretation thereof, by any court or administrative or governmental authority charged with the administration thereof, or compliance by any Affected Party with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against Loan commitments made by any Affected Party under this Agreement or a Program Document, and the result of any event referred to above is to impose upon any Affected Party or increase any capital requirement applicable as a result of the making or maintenance of, such Affected Party's loan commitment (which imposition of capital requirements may be determined by each Affected Party's reasonable allocation of the aggregate of such capital increases or impositions), then, upon demand made by the Deal Agent on behalf of such Affected Party as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrower shall immediately pay to the Collateral Agent on behalf of such Affected Party from time to time as specified by the Deal Agent additional amounts which shall be sufficient to compensate such Affected Party for the Borrower's Share of such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the Daily Borrowing Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Affected Party as a result of an imposition of or increase in capital requirements submitted by the Deal Agent to the Borrower shall be conclusive, absent manifest error, as to the amount thereof.

          (b) In the event that any Regulatory Change shall: (i) change the basis of taxation of any amounts payable to any Affected Party in respect of any Loans (other than taxes imposed on the overall net income of such Affected Party for any such Loans by the United States of America or the jurisdiction in which such Affected Party has its principal office); (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Affected Party; or (iii) impose any other conditions affecting this Agreement in respect of Loans (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase such Affected Party's costs of making or maintaining any Loans or its commitment under a Program Document, or to reduce any amount receivable by such Affected Party hereunder in respect of any of its Loans or its commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "Additional Costs") then, upon demand made by
                                 ----------------
 the Deal Agent on behalf of such Affected Party, as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand, the Borrower shall pay to the Collateral Agent on behalf of such Affected Party, from time to time as specified by the Deal Agent, additional commitment fees or other amounts which shall be sufficient to compensate such Affected Party for the Borrower's Share of such increased cost or reduction in amounts receivable by such Affected Party from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Daily Borrowing Rate.

          (c)  Determinations by any Affected Party for purposes of this Section
 2.10 of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Affected Party in respect of any Additional Costs, shall be set forth in a written notice to the Borrower in reasonable detail and shall be conclusive, absent manifest error.

          (d) If the Borrower is required to pay any additional amounts pursuant to a Regulatory Change, then the Borrower may terminate the Maximum Facility Amount prior to any such Regulatory Change pursuant to Section 2.03(a) and make an Optional Prepayment of Advances without incurring any amounts payable pursuant to Section 2.11 resulting solely from such Optional Prepayment of Advances.

          Section 2.11.  Breakage Costs.  The Borrower shall pay to the
                         --------------
Liquidity Agent for the account of each Lender, upon the request of the Liquidity Agent or the Deal Agent, such amount or amounts as shall compensate the Lenders for any loss (including loss of profit), cost or expense incurred by the Lenders (as reasonably determined by the Liquidity Agent or the Deal Agent) as a result of any repayment of an Advance (and interest thereon) other than on the maturity date of the Commercial Paper funding such Advance, such compensation to include, without limitation, an amount equal to any loss or expense suffered by the Lenders during the period from the date of receipt of such repayment to (but excluding) the maturity date of such Commercial Paper, if the rate of interest obtainable by the Lenders upon the redeployment of an amount of funds equal to the amount of such repayment (including for such purpose reinvestment income on such amount in the Collection Account) is less than the Daily Yield applicable to such Commercial Paper (such expense to be referred to as "Breakage Costs"). The determination by any Lender of the amount
                --------------
of any such loss or expense shall be set forth in a written notice to the Borrower in reasonable detail and shall be conclusive, absent manifest error. No

Breakage Costs will be payable by the Borrower under this Section 2.11 if (i) the Borrower gives the Deal Agent advance notice of a Securitization, including the date thereof, (ii) the Lender subsequently issues Commercial Paper with a maturity date after the date of such Securitization, and (iii) the Lender incurs Breakage Costs in connection with a repayment of an Advance funded by the issuance of such post-notice Commercial Paper.

          Section 2.12.  Taxes.
                         -----

               (a) Any and all payments by the Borrower or the Servicer hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the
                                                             ---------
     case of the Lenders and the Deal Agent, Income Taxes that are imposed on a Lender or the Deal Agent by the state or foreign jurisdiction under the laws of which such Lender or the Deal Agent (as the case may be) is organized or conducts business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower
                                                       -----
     or the Servicer shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to a Lender or the Deal Agent, (i) the Borrower shall make an additional payment to such Lender or the Deal Agent, as the case may be, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this section), such Lender or the Deal Agent (as the case may
     be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Servicer, as the case may be, shall make such deductions and (iii) the Borrower or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b) The Borrower will indemnify each Lender and the Deal Agent for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this section) paid by such Lender or the Deal Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that such Lender or the Deal Agent, as
                      --------
     appropriate, making a demand for indemnity payment shall provide the Borrower with a certificate from the relevant taxing authority or from a responsible officer of such Lender or the Deal Agent stating or otherwise evidencing that such Lender or the Deal Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Lender or the Deal Agent (as the case may be) makes written demand therefor.

               (c) Within thirty (30) days after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to the Deal Agent appropriate evidence of payment thereof.

               (d) If a Lender is not created or organized under the laws of the United States or a political subdivision thereof, such Lender shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Borrower (with, in the case of a Lender, a copy to the Deal Agent) (i) within 15 days after the date hereof, or, if later, the date on which such Lender becomes a Lender pursuant to this Agreement two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Borrower to make payments hereunder for the account of such Lender, as the case may be, without deduction or withholding of Income Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.12(d), copies (in such numbers as may from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Borrower to make payments hereunder for the account of such Lender, without deduction or withholding of Income Taxes.

               (e) For any period with respect to which a Lender or the Deal Agent has failed to provide the Borrower with the appropriate form, certificate or statement described in clause (d) of this section (other
                                                                       -----
     than if such failure is due to a change in law occurring after the date of
     ----
     this Agreement), the Deal Agent or such Lender, as the case may be, shall not be entitled to indemnification under clauses (a) or (b) of this section with respect to any Taxes.

               (f) Within thirty (30) days of the written request of the Borrower therefor, the Deal Agent and such Lender, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of taxes remitted hereunder.

               (g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, the Lenders are required to compensate a bank or other financial institution in respect of taxes under circumstances similar to those described in this section then within ten days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them.

               (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this section shall survive the termination of this Agreement.

                                  ARTICLE III

                             CONDITIONS TO LENDING

          Section 3.01.  Conditions Precedent to Effectiveness of Agreement.
                         --------------------------------------------------
The effectiveness of this Agreement is subject to the condition precedent that the Deal Agent shall have received on or before the Effective Date the following, in form and substance satisfactory to the Deal Agent:

          (a) An executed copy of each Basic Document, each in a form approved by the Deal Agent and evidence to the effect that all conditions precedent to the effectiveness thereof shall have been satisfied;

          (b) A certificate from an officer of the Parent in the form of Exhibit D to the effect that the performance of the Receivables Transfer Agreement will not render the Borrower insolvent and the Borrower will be able to remain economically viable without further investments by the Parent for the foreseeable future;

          (c)  With respect to the Borrower:

               (i) the certificate or articles of incorporation of the Borrower certified, as of a date no more than ten (10) days prior to the Effective Date, by the Secretary of State of its state of incorporation;

               (ii) a good standing certificate, dated no more than ten (10) days prior to the Effective Date, from the respective Secretary of State of its state of incorporation and each state in which the Borrower is required to qualify, or represents that it is qualified, to do business;

               (iii) a certificate of the Secretary or Assistant Secretary of the Borrower certifying as of the Effective Date: (A) the names and true signatures of the officers authorized on its behalf to sign this Agreement, (B) a copy of the Borrower's by-laws, and (C) a copy of the resolutions of the board of directors of the Borrower approving the Basic Documents to which it is a party and the transactions contemplated hereby and thereby;

               (iv)  an Officer's Certificate in the form of Exhibit E hereto;
          and

               (v) the Notes shall have been duly executed and delivered by the Borrower to the Deal Agent and shall be in full force and effect.

          (d)  With respect to the Servicer:

               (i) the certificate or articles of incorporation of the Servicer certified, as of a date no more than ten (10) days prior to the Effective Date, by the Secretary of State of its state of incorporation;

               (ii) a good standing certificate, dated no more than ten (10) days prior to the Effective Date, from the respective Secretary of State of its state of incorporation and each state in which the Servicer is required to qualify, or represents that it is qualified, to do business;

               (iii) a certificate of the Secretary or Assistant Secretary of the Servicer certifying as of the Effective Date: (A) the names and true signatures of the officers authorized on its behalf to sign this Agreement, (B) a copy of the Servicer's by-laws, and (C) a copy of the resolutions of the board of directors of the Servicer approving the Basic Documents to which it is a party and the transactions contemplated thereby and hereby; and

               (iv)  an Officer's Certificate in the form of Exhibit F hereto;

          (e) Certified copies of requests for information or copies on form UCC-11 (or a similar search report certified by a party acceptable to the Deal Agent), dated a date no more than fourteen (14) days prior to the Effective Date listing all effective financing statements and other similar instruments and documents which name the Parent (under its present name and any previous name) as debtor, together with copies of such financing statements;

          (f) Executed financing statements (form UCC-3), if any, necessary to release all security interests and other rights of any Person in Transferred Receivables previously granted by the Parent including, without limitation, all such releases specified by the Parent prior to the date hereof;

          (g) Any necessary third party including any Governmental Authority) consents to the closing of the transactions contemplated by this Agreement on behalf of the Borrower or Servicer hereby, in form and substance satisfactory to the Deal Agent;

          (h) Executed financing statements (form UCC-1), in respect of Transferred Receivables, (i) pursuant to the Receivables Transfer Agreement, naming the Parent as the assignor and the Borrower as the assignee, and (ii) pursuant to Article VIII, naming the Borrower as the debtor, the Collateral Agent on behalf of the Lenders as secured parties, or other, similar instruments or documents, as may be necessary or, in the opinion of the Deal Agent, desirable under the UCC of all appropriate jurisdictions or any other applicable law (including the Assignment of Claims Act) to perfect the Collateral Agent's interests in all Transferred Receivables in which an interest may be assigned hereunder;

          (i) The opinion of counsel to the Borrower and the Parent in form and substance satisfactory to Deal Agent and the Collateral Agent;

          (j) The favorable opinion of co-counsel to the Borrower and the Parent, as to the true sale of the Transferred Receivables from the Parent to the Borrower, the nonconsolidation of the Borrower's assets into the bankruptcy estate of the Parent and such other matters as the Deal Agent may require;

          (k) Payment of the Lenders' estimated legal fees and other fees and costs as specified in the Fee Letter;

          (l) Consolidated and consolidating balance sheets and statements of income and changes in financing position of the Parent and its Subsidiaries for each of the years in the three year period ended the Balance Sheet Date, audited by a nationally recognized accounting firm except with respect to consolidating statements;

          (m) The Borrower's pro-forma balance sheet, dated as of the calendar quarter preceding the Effective Date and certified by the chief financial officer of the Parent;

          (n) Confirmation of the ratings of the Commercial Paper as A-1 by S&P and P-1 by Moody's;

          (o)  A copy of the Parent's Credit and Collection Policies;

          (p) Establishment of a cash management system acceptable to the Lender and the Deal Agent;

          (q) The Borrower shall have executed an Assignment of Insurance Interests;

          (r)  Fully executed copies of the Lockbox Agreement; and

          (s) Such other approvals, consents, opinions, documents and instruments, as the Deal Agent may reasonably request.

          Section 3.02.  Conditions Precedent to All Advances.    Each Advance
                         ------------------------------------
(including the initial Advance) shall be subject to the further conditions precedent that:

          (a) On the related Funding Date, the Borrower shall have certified in the related Borrowing Base Certificate that, except as specifically disclosed in the related Borrower Notice (or specifically disclosed in a prior instance to the Deal Agent in writing), and specifically consented to by the Deal Agent in its sole discretion:

               (i) The representations and warranties of the Borrower, the Parent and the Servicer set forth in Sections 4.01, 4.02 and 4.03 are true and correct on and as of such date, before and after giving effect to such borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

               (ii) No event has occurred, or would result from such Advance or from the application of the proceeds therefrom, which constitutes a Termination Event or would constitute a Termination Event but for the requirement that notice be given or time elapse or both;

               (iii) The Borrower is in compliance with each of its covenants set forth herein; and

               (iv) No event has occurred which constitutes an Event of Servicer Termination or would constitute an Event of Servicer Termination but for the requirement that notice be given or time elapse or both;

          (b)  The Commitment Termination Date shall not have occurred;

          (c) Before and after giving effect to such borrowing and to the application of proceeds therefrom, there exists no Borrowing Excess;

          (d) Each Transferred Receivable submitted by the Borrower for computation of the Borrowing Base is an Eligible Receivable; and

          (e) No claim has been asserted or proceeding commenced challenging the Basic Documents;

          (f) The Deal Agent has not obtained or been provided with material adverse credit information about the Parent, which information has not been disproved by the Parent to the satisfaction of the Deal Agent;

          (g) There shall have been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Borrower since the preceding Advance.

          (h) The Deal Agent shall have received evidence that the Custodian has received the related Obligor Delivery Documents.

          (i) The Parent and Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Lender and the Deal Agent, as the Deal Agent may reasonably request.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          Section 4.01.  Representations and Warranties of the Borrower.  The
                         ----------------------------------------------
Borrower represents and warrants to the Deal Agent and the Lenders as of the date hereof, as of the Effective Date and on each subsequent Funding Date as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in each jurisdiction in which the nature of its business requires it to be so qualified.

          (b) The Borrower has the power and authority to own, pledge, mortgage, operate and convey all of its properties, to conduct its business as now or proposed to be conducted and to execute and deliver the Basic Documents and to perform the transactions contemplated hereby and thereby.

          (c)  The Borrower is a wholly-owned subsidiary of the Parent.

          (d) The Borrower is operated in such a manner that it would not be substantively consolidated in the trust estate of the Parent (that is, such that the separate corporate existence of the Borrower and the Parent would be disregarded), in the event of a bankruptcy or insolvency of the Parent and in such regard:

               (i) the Borrower is a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation;

               (ii) neither the Parent nor any Affiliate of the Parent is involved in the day-to-day management of the Borrower.

               (iii) other than the purchase and contribution of Receivables and other transactions contemplated by the Receivables Transfer Agreement, transactions contemplated by other securitizations and the underlying facilities thereto, the payment of dividends and the return of capital, any lease or sublease of office space or equipment, and the payment of Servicing Fees to the Servicer under this Agreement, the Borrower engages in no intercorporate transactions with the Parent or any Affiliate of the Parent;

               (iv) the Borrower maintains separate corporate records and books of account from the Parent, holds regular corporate meetings, and otherwise observes corporate formalities and has a separate business office from the Parent, which office may be a clearly identifiable, separately allocated space on the premises of the Parent;

               (v) the financial statements and books and records of the Borrower and the Parent prepared after the Effective Date reflect the separate corporate existence of the Borrower;

               (vi) the Borrower maintains its assets separately from the assets of the Parent and any other Affiliate of the Parent (including through the maintenance of separate bank accounts), the Borrower's funds and assets, and records relating thereto, have not been and are not commingled with those of the Parent or any other Affiliate of the Parent and the separate creditors of the Borrower will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders;

               (vii) neither the Parent nor any Affiliate of the Parent (A) pays the Borrower's expenses; (B) guarantees the Borrower's obligations, or
     (C) advances funds to the Borrower for the payment of expenses or otherwise;

               (viii) all business correspondence of the Borrower and other communications are conducted in the Borrower's own name, on its own stationery and through a separately-listed telephone number;

               (ix) the Borrower does not act as agent for the Parent or any of its Affiliates, but instead presents itself to the public as a corporation separate from the Parent, independently engaged in the business of purchasing and financing Receivables;

               (x) the Borrower maintains at least one independent director who at all times shall not be a shareholder, director, officer, employee or associate of the Parent or any Affiliate of the Parent (other than the Borrower and except that such independent director may be a director of one or more other limited purpose subsidiaries of the Parent) as provided in its certificate or articles of incorporation;

               (xi) the Borrower is solvent and will not be rendered insolvent by the transactions contemplated by the Basic Documents and, after giving effect to such transactions, the Borrower will not be left with an unreasonably small amount of capital with which to engage in its business nor will the Borrower have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature, and the Borrower does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator trustee or similar official in respect of the Borrower or any of its assets; and

               (xii) the bylaws or Articles of Incorporation of the Borrower require it to maintain (A) correct and complete books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors.

          (e) Except as permitted by the Receivables Transfer Agreement and this Agreement, the Borrower has not engaged, and does not presently engage, in any activity other than the activities undertaken pursuant to the Basic Documents, nor has the Borrower entered into any agreement other than the Basic Documents and any agreement necessary to undertake any activity pursuant to the Basic Documents.

          (f) The execution, delivery and performance by the Borrower of the Basic Documents and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate or other action on the part of the Borrower, (ii) do not contravene or cause the Borrower to be in default under (A) the Borrower's certificate or articles of incorporation or by-laws,
(B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property or the Parent or its property, or (C) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Borrower or its property or the Parent or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Borrower or the Parent (other than in favor of the Lenders and the Collateral Agent as contemplated hereunder).

          (g) The Basic Documents have each been duly executed and delivered by the Borrower.

          (h) No consent of, notice to, filing with or permits, qualifications or other action by any Governmental Authority or any other party is required (i) for the due execution, delivery and performance by the Borrower of the Basic Documents, (ii) for the perfection of or the exercise by each of the Lenders, the Deal Agent or the Collateral Agent of any of its rights or remedies hereunder or thereunder, (iii) for the grant by the Borrower of the security interests granted under Section 8.01 of this Agreement, (iv) for the perfection of or the exercise by each of the Lenders or the Collateral Agent of its rights and remedies provided for in this Agreement, or (v) to ensure the legality, validity, enforceability or admissibility into evidence of this Agreement in any jurisdiction in which any of the Collateral is located, in each case other than consents, notices, filings and other actions which have been obtained or made and complete copies of which have been provided to the Deal Agent.

          (i) No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

          (j) Each Basic Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms. Each of the Borrower Assigned Agreements to which the Parent or the Borrower is a party constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.

          (k) There is no pending or threatened, nor any reasonable basis for any, action, suit or proceeding against or affecting the Borrower, its officers or directors, or the property of the Borrower, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority.

          (l) No injunction, writ, restraining order or other order of any nature adverse to the Borrower or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by the Basic Documents has been issued by a Governmental Authority nor been sought by any Person.

          (m) The principal place of business and chief executive office of the Borrower, and the office where the Borrower keeps its Records and the original copies of the Borrower Assigned Agreements are located at the address of the Borrower for notices under Section 14.01 and as set forth on Schedule 1, and there are currently no, and during the past four months (or such shorter time as the Borrower has been in existence) there have not been any, other locations where the Borrower is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records.

          (n) The Borrower does not have and has never conducted business using tradenames, fictitious names, assumed names or "doing business as" names.

          (o)  The Borrower does not have any Subsidiaries.

          (p) The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by the Basic Documents. The Borrower has no Debts to any Person other than pursuant to the Basic Documents. The Borrower, after giving effect to the transactions contemplated by the Basic Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

          (q) For federal income tax, reporting and accounting purposes, the Borrower will treat the purchase or absolute assignment of each Transferred Receivable pursuant to the Receivables Transfer Agreement as a purchase or absolute assignment of the Parent's full right, title, and ownership interest in such Transferred Receivable to the Borrower (and those Receivables contributed to the Borrower by the Parent pursuant to the Receivables Transfer Agreement shall be accounted for as an increase in the stated capital of the Borrower) and the Borrower has not in any other manner accounted for or treated the transfers of Transferred Receivables contemplated in this Agreement or the other Basic Documents.

          (r) The Borrower has complied and will comply in all respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Collateral.

          (s) The Borrower has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar Adverse Claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Parent in connection with the execution and delivery of the Basic Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to such Sale Date.

          (t) Each Borrowing Base Certificate and Request Notice is accurate in all material respects.

          (u) The Collateral and each part thereof is owned by the Borrower free and clear of any Adverse Claim or Restrictions on Transferability and the Borrower has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein and all substitutions therefor and additions thereto pursuant to Section 8.01, and upon making each Advance, the Collateral Agent on behalf of the Secured Parties will have acquired a perfected, first priority and valid security interest in such Collateral, free and clear of any Adverse Claim or Restrictions on Transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent as "Secured Party" pursuant to Article VIII of this Agreement or, with respect to
 -------------
the Transferred Receivables, in favor of the Borrower pursuant to the Receivables Transfer Agreement.

          (v) Each Transferred Receivable was purchased by or contributed to the Borrower on the relevant Sale Date pursuant to the Receivables Transfer Agreement.

          (w) Each purchase of Receivables under the Receivables Transfer Agreement will constitute (i) a "current transaction" within the meaning of
Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

          (x) All information heretofore or hereafter furnished by or on behalf of the Borrower to the Collateral Agent, the Deal Agent or any Lender in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

          (y) The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation ("PBGC") (or any successor thereto) under ERISA.
  ----

          (z) (i) The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporation restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have, a material adverse effect on the condition (financial or otherwise), business, operations, results of operations or properties of the Borrower, or could have such an effect on the ability of the Borrower to carry out its obligations under the Basic Documents to which the Borrower is a party and (ii) the Borrower is not in default under or with respect to any contract, agreement, lease or other instrument to which the Borrower is a party and which is material to the Borrower's condition (financial or otherwise), business, operations or properties, and the Borrower has not delivered or received any notice of default thereunder.

          (aa) There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Borrower.

          (bb) The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Advances by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Basic Documents to which the Borrower is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

          (cc) There is not now, nor will there be at any time in the future, any agreement or understanding between the Parent and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

          (dd) Each of the representations and warranties of the Borrower contained in the Basic Documents is true and correct in all material respects and the Borrower hereby makes each such representation and warranty to, and for the benefit of, the Collateral Agent, the Deal Agent and the Lenders as if the same were set forth in full herein.

          (ee) Schedule 2 lists all Lockboxes and the Lockbox Account maintained by the Borrower or otherwise in respect of the Transferred Receivables.

          Section 4.02.  Representations and Warranties of the Borrower With
                         ---------------------------------------------------
Respect to the Parent and the Transferred Receivables. The Borrower represents
-----------------------------------------------------
and warrants to the Lender, the Deal Agent and the Collateral Agent that on the Effective Date it has entered into the Receivables Transfer Agreement with the Parent and that, as of each Funding Date, the Parent has made the following representations and warranties pursuant to such Receivables Transfer Agreement as of each Sale Date, which representations and warranties are or will be true and correct as of such Sale Date:

          (a)  With respect to the Parent:

               (i) the Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified;

               (ii) the Parent has the power and authority to own, pledge, mortgage, operate and convey all of its properties and assets, to execute and deliver the Basic Documents and to perform the transactions contemplated hereby and thereby;

               (iii) the Parent is operated in such a manner that the Borrower would not be substantively consolidated in the trust estate of the Parent (that is, such that the separate corporate existence of the Borrower and the Parent would be disregarded in the event of a bankruptcy or insolvency of the Parent);

               (iv) the execution, delivery and performance by the Parent of the Basic Documents and the transactions contemplated hereby and thereby
     (A) have been duly authorized by all necessary corporate or other action on the part of the Parent, (B) do not contravene or cause the Parent to be in default under (1) the Parent's certificate or articles of incorporation or by-laws, (2) any contractual restriction with respect to any Debt of the Parent or its Affiliates, contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Parent or its property, or (3) any law, rule, regulation, order, writ, judgment, award, injunction or decree applicable to, binding on or affecting the Parent or its property, and (C) do not result in or require the creation of any Adverse Claim or Restrictions on Transferability upon or with respect to any of its properties (other than in favor of the Borrower with respect to the Receivables Transfer Agreement and the Lender and the Collateral Agent under Article VIII of this Agreement);

               (v) the Basic Documents have each been duly executed and delivered by the Parent;

               (vi) no approval or consent of, notice to, filing with or licenses, permits, qualifications or other action by any Governmental Authority or any other party, is required or necessary for the conduct of the Parent's business as currently conducted and for the due execution, delivery and performance by the Parent of the Basic Documents or for the perfection of or the exercise by the Borrower, the Lenders, the Deal Agent or the Collateral Agent of any of their rights or remedies hereunder or thereunder, other than consents, notices, filings and other actions which have been obtained or made and complete copies of which have been provided to the Lenders, the Deal Agent and the Collateral Agent;

               (vii) each Basic Document delivered by the Parent is (or upon execution and delivery will be if not executed and delivered as of the date hereof) the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its respective terms subject to (i) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and (ii) general equitable principles, whether applied in a proceeding at law or in equity;

               (viii) there is no pending or threatened, nor any reasonable basis for any, action, suit or proceeding, against or affecting the Parent, its officers or directors, or the property of the Parent, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority (A) asserting the invalidity of the Basic Documents,
     (B) seeking to prevent the transfer, sale, contribution, or pledge of any Receivable or the consummation of any of the transactions contemplated hereby or thereby, (C) seeking any determination or ruling that might materially and adversely affect (1) the performance by the Borrower or the Parent of its obligations under the Basic Documents, (2) the validity or enforceability of the Basic Documents, (3) the Transferred Receivables, the Contracts or the interests or the Borrower or the Lender therein, or (4) the federal income tax attributes of the contribution, sale or pledge of the Transferred Receivables, or (D) asserting a claim for payment of money in excess of $500,000 (other than such judgments or orders in respect of which adequate insurance is maintained by the Parent for the payment thereof);

               (ix) no injunction, writ, restraining order or other order of any nature adverse to the Parent or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by the Basic Documents has been issued by a Governmental Authority nor been sought by any Person;

               (x) the principal place of business and chief executive office of the Parent are located at the address of the Parent referred to in the Receivables Transfer Agreement and there are now no, and during the past four months there have not been any, other locations where the Parent is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records;

               (xi) the legal name of the Parent is as set forth at the beginning of this Agreement and the Parent has not changed its name in the last six (6) years, and during such period the Parent did not use, nor does the Parent now use, any tradenames, fictitious names, assumed names or "doing business as" names;

               (xii) the Parent is solvent and will not become insolvent after giving effect to the transactions contemplated by the Basic Documents, the Parent is paying its Debts as they mature; the Parent has not incurred Debts beyond its ability to pay as they mature; and the Parent, after giving effect to the transactions contemplated by the Basic Documents, will have an adequate amount of capital to conduct its business in the foreseeable future;

               (xiii) for federal income tax, reporting and accounting purposes, the Parent will treat the sale of each Receivable sold or assigned pursuant to the Receivables Transfer Agreement as a sale of, or absolute assignment of, its full right title and ownership interest in such Receivable to the Borrower (and those Receivables contributed to the Borrower by the Parent pursuant to the Receivables Transfer Agreement shall be accounted for as an increase in the stated capital of the Borrower), and the Parent has not in any other respect accounted for or treated the transactions contemplated by the Basic Documents;

               (xiv) the Parent has complied in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivables and related Contracts (including, without limitation, all applicable environmental, health and safety requirements) and all restrictions contained in any indenture, loan or credit agreement, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting the Parent or its property, and has and maintains all permits, licenses, authorizations, registrations, approvals and consents of Governmental Authorities for (A) the activities and business of the Parent and each of its Subsidiaries as currently conducted and as proposed to be conducted, (B) the ownership, use, operation and maintenance by each of them of its properties, facilities and assets, and (C) the performance by the Parent and the Borrower of the Basic Documents (hereinafter referred to collectively as "Governmental
                                                         ------------
     Consents"), with respect to which any noncompliance or failure to maintain
     --------
     such items would, separately or in the aggregate, have a material adverse effect;

               (xv) no practice, procedure or policy employed or proposed to be employed by the Parent in the conduct of its business violates any law, regulation, Judgment, agreement, order or decree applicable to the Parent which, if enforced, would have a material adverse effect on (1) the performance by the Borrower or the Parent of its obligations under the Basic Documents to which it is a party, (2) the validity or enforceability of the Basic Documents, (3) the Transferred Receivables or the Contracts or the interests of the Borrower or the Lender therein, or (4) the federal income tax attributes of the contribution, sale or pledge of the Transferred Receivables;

               (xvi) without limiting the generality of the prior representation, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any Governmental Consent applicable to the Parent or any Subsidiary except where such events or conditions would not, separately or in the aggregate, have a material adverse effect on (1) the performance by the Borrower or the Parent of its obligations under the Basic Documents to which it is a party, (2) the validity or enforceability of the Basic Documents, (3) the Transferred Receivables or the Contracts or the interests of the Borrower or Lenders therein, or (4) the federal income tax attributes of the contribution, sale or pledge of the Transferred Receivables;

               (xvii) the Parent has filed on a timely basis all tax returns, (including, without limitation, foreign, federal, state, local and otherwise) required to be filed and has paid or made adequate provisions for the payment of all taxes, fees, assessments and other governmental charges due from the Parent; no tax lien or similar Adverse Claim has been filed, and no claim is being asserted, with respect to any such tax, fees, assessment or other governmental charge. Any taxes, fees, assessments and other governmental charges payable by the Parent in connection with the execution and delivery of the Basic Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to such Sale Date;

               (xviii) with respect to the Parent or any of its Subsidiaries, there has occurred no event which has or is reasonably likely to have a material adverse affect on the Parent's operations, including its ability to perform its obligations under the Basic Documents as Parent, Servicer or otherwise;

               (xix) the Parent is licensed or otherwise has the lawful right to use all patents, trademarks, servicemarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as currently conducted that are material to its financial condition, business, operations, results of operations and assets, individually or taken as a whole;

               (xx) (i) (A) the consolidated balance sheets of the Parent and its consolidated Subsidiaries for each of the last three fiscal years in the period ending prior to the Balance Sheet Date as delivered prior to such Sale Date and the related statements of income and shareholders' equity of the Parent and its consolidated Subsidiaries for such fiscal years then ended, certified without qualification by independent certified public accountants, copies of which have been furnished to the Deal Agent, are complete and correct, fairly present the consolidated financial condition, business, operations and results of operations of the Parent and its consolidated Subsidiaries as at such date and the consolidated results of the operations of the Parent and its consolidated Subsidiaries for the periods ended on such dates, all in accordance with GAAP and (B) the unaudited consolidated balance sheets and the related statements of income and shareholders' equity of the Parent and its consolidated Subsidiaries for each fiscal quarter in the period since the most recent consolidated balance sheet and related statement of income and shareholders' equity referred to in clause (A) above and ended at least 45 days prior to such Sale Date, copies of which have been furnished to the Deal Agent are complete and correct and fairly present the consolidated financial condition, business and operations of the Parent and its consolidated Subsidiaries as of the last day of such fiscal quarters and the consolidated results of the operations of the Parent and its consolidated Subsidiaries for the periods ended on such dates, all in accordance with GAAP, and (ii) since the last date for which a balance sheet of the Parent and its consolidated Subsidiaries has been delivered to the Lender and the Deal Agent, except as disclosed to the Deal Agent, there has been no material adverse change in any such condition, business, operations or results of operations;

               (xxi) since the last unaudited quarterly financial statements of the Company, except as otherwise disclosed to the Deal Agent, there have been no material adverse changes in the financial condition or results of operation and there have been no material increases in the liabilities (liquidated or contingent) and no material decreases in the assets of the Parent or the Borrower other than normal recurring seasonal changes consistent with prior years' experience;

               (xxii) each Request Notice contains a complete and accurate list of all Transferred Receivables sold or contributed by the Parent to the Borrower as of its date;

               (xxiii) there has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations or properties of the Parent since the Balance Sheet Date;

               (xxiv) no Obligor of an Eligible Receivable being sold on any Sale Date has any claim of a material nature against or affecting the Parent or the property of the Parent;

               (xxv) each pension plan or profit sharing plan to which the Parent or any Affiliate is a party has been administered and fully funded in accordance with the obligations of the Parent under law and as set forth in such plan, and the Parent has complied with the applicable provisions of ERISA in effect as of such Sale Date;

               (xxvi) each Obligor of a Transferred Receivable (excluding Allotment Obligors) has been directed, and is required to, remit or wire all payments with respect to such Receivable for deposit in a Lockbox or the Lockbox Account;

               (xxvii) the Parent has valid business reasons for selling or contributing its interests in the Transferred Receivables rather than obtaining a loan with the Transferred Receivables as collateral;

               (xxviii) the Parent has not agreed to pay any fee or commission to any agent, broker, finder or other person for or on account of services rendered as a broker or finder in connection with the Basic Documents or the transactions contemplated hereby or thereby which would give rise to any valid claim against the Borrower for any brokerage commission, finder's fee or like payment;

               (xxix) all information heretofore or hereafter furnished by the Parent or any Affiliate of the Parent with respect to the Parent to the Borrower, Lenders, Deal Agent or Collateral Agent in connection with any transaction contemplated by the Basic Documents is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained herein or therein not misleading. With respect to the Parent, there has occurred no event which has or is reasonably likely to have a material adverse effect thereon;

               (xxx) no part of the proceeds received by the Parent or any Affiliate from the Sale Price will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of, Debt that was incurred for the purposes of purchasing or carrying, any "margin stock," as such term is defined in (S) 221.3 of Regulation U of the Board of Governors of the Federal Reserve System;

               (xxxi) there is not now, nor will there be at any time in the future, any agreement or understanding between the Parent and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges;

               (xxxii) no transaction contemplated by the Basic Documents requires compliance with any bulk sales act or similar law;

               (xxxiii) each purchase of Receivables under the Receivables Transfer Agreement will constitute (A) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and
     (B) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of
     Section 3(c)(5) of the Investment Company Act of 1940, as amended;

               (xxxiv) (A) the Parent is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporation restriction that is reasonably likely to have, and no provision of applicable law or governmental regulation is reasonably likely to have, a material adverse effect on the condition (financial or otherwise), business, operations, results of operations, or properties of the Parent, or could, have such an effect on the ability of the Parent to carry out its obligations under the Basic Documents to which the Parent is a party and (B) the Parent is not in default under or with respect to any contract, agreement, lease or other instrument to which the Parent is a party and which is material to the Parent's condition (financial or otherwise), business, operations, results of operations, or properties, and the Parent has not delivered or received any notice of default thereunder;

               (xxxv) the Parent is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the investment Company Act of 1940 as amended. The purchase or acquisition of the Transferred Receivables by the Borrower, the application of the proceeds and the consummation of the transactions contemplated by the Basic Documents to which the Parent is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder;

               (xxxvi) the bylaws or the articles of incorporation of the Parent require it to maintain (A) books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors; and

               (xxxvii) each of the representations and warranties of the Parent contained in the Basic Documents is true and correct in all material respects and the Parent hereby makes each such representation and warranty to, and for the benefit of, the Collateral Agent, the Deal Agent and the Lenders as if the same were set forth in full herein.

          (b)  With respect to each Transferred Receivable:

               (i) the Required Information contained in the Request Notice and the Sale Assignment is true and correct;

               (ii) such Receivable is an Eligible Receivable, and is a receivable arising in connection with a Contract in the ordinary course of the Parent's business in a current transaction;

               (iii) such Receivable was created in accordance with the requirements of (A) a Contract and (B) the Credit and Collection Policies;

               (iv) a copy of any related Contract to which the Parent is a party has been delivered to the Deal Agent and the Collateral Agent;

               (v) such Receivable represents the genuine, legal, valid and binding obligation in writing of the Obligor enforceable by the holder thereof in accordance with its terms subject to (A) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and (B) general equitable principles, whether applied in a proceeding at law or in equity, and neither the Receivable nor the related Contract has been satisfied, subordinated, rescinded or amended in any manner;

               (vi) neither the Receivable nor the related Contract is or will be subject to any exercise of any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Contract or otherwise;

               (vii) prior to its sale or contribution to the Borrower such Receivable was owned by the Parent free and clear of any Adverse Claim or Restrictions on Transferability, and the Parent had the right to contribute, sell, assign and transfer the same and interests therein as contemplated under the Receivables Transfer Agreement and, upon such sale or contribution, the Borrower acquired a valid ownership interest in such Receivable, free and clear of any Adverse Claim and any other Restriction on Transferability;

               (viii) this Agreement and the Sale Assignment related to such Receivable constitute a valid sale, contribution, transfer, assignment, set-over and conveyance to the Borrower of all right, title and interest of the Parent in and to such Receivable;

               (ix) such Receivable was purchased or contributed under the Receivables Transfer Agreement, and the Receivables Transfer Agreement and the related Sale Assignment constitutes a valid transfer, assignment, set-over and conveyance to the Borrower of all right, title and interest of the Parent in and to such Receivable sold or contributed thereunder;

               (x) such Receivable is entitled to be paid pursuant to the terms of the related Contract, has not been paid in full or been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission or modification by the Parent;

               (xi) the Parent has submitted to the Obligor all necessary documentation (including an invoice) for payment of such Receivable and has fulfilled all its other obligations in respect thereof;

               (xii) any stated term of such Receivable is not greater than 60 months;

               (xiii) such Receivable is an "account" or "chattel paper" within the meaning of the UCC of the jurisdiction where the Parent's chief executive office is located;

               (xiv) neither such Receivable nor the related Contract contravenes in any material respect any laws, rules or regulations applicable thereto (including, without limitations, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no party to such related Contract is in violation of any such law, rule or regulation in any material respect;

               (xv) such Receivable does not arise from a transaction for which any additional performance by Borrower or acceptance or other act of the Obligor remains to be performed as a condition to payments on such Receivable;

               (xvi) there are no proceedings or investigations pending or threatened before any Governmental Authority (A) asserting the invalidity of such Receivable or such Contract, (B) asserting the bankruptcy or insolvency of the related Obligor, (C) seeking the payment of such Receivable or payment and performance of such Contract, or (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or such Contract;

               (xvii) as of the applicable date of transfer thereunder, no Obligor on such Receivable is bankrupt, is insolvent, is unable to make payment of its obligations when due, is the debtor in a voluntary or involuntary bankruptcy proceeding, or is the subject of a comparable receivership or insolvency proceeding, other than Obligors under the protection of a bankruptcy court or receivership which has approved payment by any such Obligor of such Receivable; and

               (xviii) the Parent has no knowledge of any fact (including any defaults by the Obligor on any other accounts) which should have led it to expect at the time of transfer of such Receivable that any Scheduled Payment of such Receivable would not be paid in full when due or to expect any other material adverse effect on (A) the performance by the Parent or the Borrower of its obligations under the Basic Documents, (B) the validity or enforceability of any of the Basic Documents to which it is a party, (C) the Transferred Receivables or the Contracts or the interests of the Borrower or Lender therein or (D) the federal income tax attributes of the contribution, sale or pledge of the Transferred Receivables; and

               (xix) the Military Assistance Command or, if applicable, each financial institution making payments on behalf of any Allotment Obligor has been directed, and is required to, remit all payments with respect to the Transferred Receivables for deposit in the lockbox account maintained by the Servicer for receipt of such funds;

The Borrower hereby certifies that (A) the benefits of such representations and warranties of the Parent have been assigned to the Lenders and the Collateral Agent; (B) the rights of the Borrower under the Receivables Transfer

Agreement to require a capital contribution or payment of a Rejected Amount from its Parent may be enforced by the Lenders and the Collateral Agent; and (C) the Receivables Transfer Agreement provides that the representations, warranties and covenants described in Sections 4.01, 4.02 and 4.03 shall survive the sale of the Transferred Receivables and the termination of the Receivables Transfer Agreement and this Agreement.

          Section 4.03.  Representations and Warranties of the Servicer.  The
                         ----------------------------------------------
Servicer represents and warrants to the Lenders, the Deal Agent and the Collateral Agent as follows as of the date hereof:

          (a) The Servicer is a corporation duty organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

          (b) The Servicer has the power and authority to execute and deliver this Agreement and the transactions contemplated hereby.

          (c) The execution, delivery and performance by the Servicer of each Basic Document to which it is a party and all other agreements, instruments and documents which may be delivered by it pursuant hereto and thereto and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate or other action on the part of the Servicer, (ii) do not contravene or cause the Servicer to be in default under (A) its charter or by-laws, (B) any contractual restriction with respect to any Debt of the Servicer or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting it or its property, or (C) any law, rule, regulation, order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.

          (d) Each Basic Document to which it is a party has been duly executed and delivered by the Servicer.

          (e) No consent of, notice to, filing with or permits, qualifications or other action by any Governmental Authority or any other party is required for the due execution, delivery and performance by the Servicer of any Basic Document to which it is a party or any other agreement, document or instrument to be delivered hereunder other than any consents, notices, permits, qualifications, filings or other actions which have been obtained or made and complete copies of which have been provided to the Deal Agent and the Collateral Agent.

          (f) Each Basic Document to which it is a party is the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.

          (g) There is no pending or threatened, nor any reasonable basis for any, action, suit, investigation or proceeding of a material nature against or affecting the Servicer, its officers or directors, or the property of the Servicer, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of any Basic Document or any document to be delivered by the Servicer hereunder or thereunder, or (ii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Servicer of its obligations under any Basic Document, or (B) the validity or enforceability of any Basic Document or any document to be delivered by the Servicer hereunder or thereunder.

          (h) No injunction, writ, restraining order or other order of any material nature adverse to the Servicer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by the Basic Documents has been issued by a Governmental Authority or, to the knowledge of the Servicer, has been sought by any other Person.

          (i) The Servicer has filed all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed by it and has paid or has made adequate provision for the payment of all taxes, fees, assessments and other governmental charges due from the Servicer, no tax lien or other similar Adverse Claim has been filed, and no claim has been filed, and no claim is being asserted, with respect to any such tax, fee, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Servicer in connection with the transactions contemplated by the Basic Documents and the execution and delivery of the Basic Documents have been paid or shall have been paid at or prior to the earlier of the Effective Date and the date the Policy is issued as specified therein.

          (j) The Servicer is not required to be registered as an "investment company" under the Investment Company Act.

          (k) Each of the representations and warranties of the Servicer contained in the Basic Documents is true and correct in all material respects and the Servicer hereby makes each such representation and warranty contained in the Basic Documents to, and for the benefit of, the Lenders, the Deal Agent and the Collateral Agent.

          (l) The Servicer is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the PBGC (or any successor thereof) under ERISA.

          (m) There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations or properties of the Servicer since the Balance Sheet Date.

                                   ARTICLE V

                       GENERAL COVENANTS OF THE BORROWER

          Section 5.01.  Affirmative Covenants of the Borrower.    The Borrower
                         -------------------------------------
shall, unless the Deal Agent shall otherwise consent in writing:

          (a) perform each of its obligations under the Basic Documents and comply in all respects with all of its obligations under the Basic Documents and comply with all applicable laws, rules, regulations and orders with respect to the Basic Documents, to its business and properties and all Transferred Receivables, related Contracts and Collections with respect thereto;

          (b) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws;

          (c) engage exclusively in the activities contemplated by the Basic Documents;

          (d) continue to operate its business in the manner set forth in Sections 4.01 (d) and (e);

          (e) cause to be delivered to Deal Agent and the Collateral Agent on or before 90 days after the end of each year,(i) an Officer's Certificate of the Borrower, dated the date of such delivery, bringing down to such date the matters set forth in the Officer's Certificate in the form of Exhibit E delivered pursuant to Section 3.01(c)(iv), and (ii) an Officer's Certificate of the Servicer, dated the date of such delivery, bringing down to such date the matters set forth in the Officer's Certificate in the form of Exhibit F delivered pursuant to Section 3.01(d)(iv);

          (f) deposit all Collections it may receive (i) in respect of Transferred Receivables into the Lockbox Account within one Business Day of receipt and (ii) in respect of Receivables transferred or sold to a third party in connection with any securitization into the Collection Account within two Business Days of receipt;

          (g) use the proceeds of the Advances made hereunder solely for (i) the purchase of Receivables from the Parent, (ii) payment of dividends to its shareholder, and (iii) payment of administrative fees or Servicing Fees or expenses to the Parent or routine administrative expenses;

          (h)  have or maintain a positive Consolidated Net Worth Percentage;

          (i) cooperate fully with all requests of the Deal Agent and the Collateral Agent regarding the information any documents necessary or desirable to allow each of the Lenders, the Deal Agent and the Collateral Agent to carry out its responsibilities hereunder;

          (j) permit the Lender, the Deal Agent and the Collateral Agent to make or cause to be made (and, after the occurrence of and during the continuance of a Termination Event, at the Borrower's expense) inspections and audits of any books, records and papers of the Borrower and the Servicer and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Borrower and the Servicer, on reasonable notice, at all such reasonable times and as often as required in order to assure that the Borrower is and will be in compliance with its obligations under the Basic Documents or to evaluate the Lenders' investment in the then outstanding Notes;

          (k) pay, perform and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by the Borrower and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of an Adverse Claim against any of its properties;

          (l) upon request of the Collateral Agent or the Deal Agent, mark all of its Records to show the interests of the Lenders and Collateral Agent;

          (m) promptly notify the Deal Agent in writing of any litigation, legal proceeding or dispute, whether or not in the ordinary course of business, adversely affecting the Borrower, whether or not fully covered by insurance, and regardless of the subject matter thereof; and

          Section 5.02.  Reporting Requirements of the Borrower. The Borrower
                         --------------------------------------
shall furnish, or cause to be furnished, to the Deal Agent and the Collateral
Agent:

          (a) (i) before 5:00 p.m. Eastern time on the date of each Requested Advance, a Borrowing Base Certificate; and (ii) monthly, as soon as available, and in any event, not later than the Report Date, a Monthly Report in the form of Exhibit G;

          (b) as soon as available and in any event within 90 days (or the next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, a copy of the annual 10-K report and audited consolidated financial statements for such year for the Parent and its consolidated Subsidiaries, certified, in a manner acceptable to the Deal Agent and the Collateral Agent, by independent public accountants acceptable to the Deal Agent and the Collateral Agent and each other report or statement sent to shareholders or publicly filed by the Parent or the Borrower;

          (c) as soon as available and in any event within 45 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and consolidated statements of income and retained earnings, and of cash flow, of the Parent and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of the Parent identifying such documents as being the documents described in this paragraph (c) and stating the information set forth therein fairly presents the financial condition of the Parent and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals and confirming that the Parent is in compliance with all financial covenants in this Agreement;

          (d) as soon as possible and in any event within five days after the occurrence of a Termination Event (including without limitation a material adverse change in the financial condition of the Borrower as determined by the Deal Agent and notified in writing to the Borrower) or a Potential Termination Event, the statement of the chief executive officer of the Borrower setting forth complete details of such Termination Event or Potential Termination Event and the action which the Borrower has taken, is taking and proposes to take with respect thereto;

          (e) as soon as available and in any event within 90 days after the end of each fiscal year, a letter from a firm of independent public accountants acceptable to the Deal Agent (and upon which the Deal Agent and the Collateral Agent may rely) to the effect that such firm has examined the Monthly Reports and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm consisted necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent
                                                        -------
the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Borrower's portfolio of automobile and light truck installment sales contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Borrower certificates; (2) except as disclosed in the report, no exceptions or errors in the Borrower certificates were found;
(3) the delinquency and loss information, relating to the Receivables contained in the Borrower certificates were found to be accurate and (4) except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement; such firm has examined the Monthly Reports delivered during the previous calendar year (including the Borrowing Base Certificates attached thereto) and such Records relating to the Transferred Receivables as such firm deems necessary as a basis for the report contemplated by this Section 5.02(e);

          (f) not later than each Report Date, such reports determined by the Deal Agent to be necessary for the Parent to track and monitor the Contracts, Collections, Financed Vehicles and insurance, which reports shall include, without limitation, the reports set out in Exhibit H accompanied by such other information and certifications as set out in Exhibit H; and

          (g) promptly, from time to time, such other information, documents, records or reports respecting the Transferred Receivables or the Contracts or the condition or operations, financial or otherwise, of the Borrower, or the Parent or any of its Subsidiaries, as the Deal Agent or the Collateral Agent may, from time to time, reasonably request.

          Section 5.03.  Negative Covenants of the Borrower. The Borrower shall
                         ----------------------------------
not, without the written consent of the Required Investors, the Deal Agent and the Collateral Agent:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist or consent to, cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of, any Adverse Claim or Restriction on Transferability (and any such purported disposition shall be null and void), upon or with respect to any Transferred Receivable or related Contract with respect thereto, or upon or with respect to the Lockbox Account, the Lockboxes, the Collection Account, the

Successor Servicer Reserve Account or any other account to which any Collections of any Receivable are deposited or any other Collateral or any of the Borrower's property, or assign any right to receive income, in respect thereof;

          (b) extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of the any Basic Document, the Credit and Collection Policies or of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract related thereto;

          (c) make any change in its instructions (i) to Obligors regarding payments to the Lockbox Account or Lockboxes (other than to a new Lockbox Account pursuant to Section 6.01(a)(iii)) or (ii) with respect to Allotment Obligors regarding payments to be made to the Borrower or to be deposited to the lockbox account maintained by the Servicer for the receipt of such funds;

          (d) amend its articles or certificate of incorporation, its by-laws or any Basic Document;

          (e) except as otherwise provided herein or in the Receivables Transfer Agreement, merge with or into, consolidate with or into, convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person (whether in one transaction or in a series of transactions), or own any Subsidiary;

          (f) prepare any financial statements which shall account for the transactions contemplated by the Receivables Transfer Agreement in any manner other than as a purchase or absolute assignment of the Transferred Receivables to the Borrower from the Parent, or in any other respect account for or treat the transactions contemplated hereby (including but not limited to, for accounting, tax and reporting purposes) in any manner other than as a purchase or absolute assignment of the Transferred Receivables to the Borrower from the Parent;

          (g) at any time (i) advance credit to any Person, or (ii) declare any dividends, or return any capital, if after giving effect to such distribution, there would be a Borrowing Excess;

          (h) create, incur, permit to exist or have outstanding any Debt, except:

               (i) Debt of the Borrower to the Lenders, any Affected Party or any Indemnified Party under this Agreement and the Notes;

               (ii) taxes, assessments and governmental charges, non-interest bearing accounts payable and accrued liabilities, in any case not more than 90 days past due from the original due date thereof, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred taxes), in each case incurred and continuing in the ordinary course of business; and

               (iii) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

          (i) issue any additional shares or any right or option to acquire any shares, or any security convertible into any shares, of the capital stock of the Borrower;

          (j) except as otherwise provided herein or in the Receivables Transfer Agreement, enter into, or be a party to, any transaction with any Person, other than pursuant to this Agreement or the Receivables Transfer Agreement; or

          (k) make or suffer to exist any purchases of assets or investments in any Person, including, without limitation, any shareholder, director, officer or employee of the Borrower or any of the Parent's other Subsidiaries, except Transferred Receivables and Permitted Investments.

          Section 5.04.  Borrower Hedging Instruments.
                         ----------------------------

          (a) If, as of any date of determination greater than six (6) months after the Effective Date of this Agreement, the Parent or its Affiliates have not entered into a Securitization within the past six (6) months, the Borrower shall obtain a Hedging Instrument in form and substance satisfactory to the Deal Agent with a Hedging Counterparty with an aggregate notional amount equal to 60% or more of the aggregate Contract Principal Balance of Transferred Receivables; provided, however, if the Termination Event described Section 9.01(r) hereof has
--------  -------
previously occurred, such aggregate notional amount shall equal 80% of the aggregate Contract Principal Balance of Transferred Receivables.

          (b)  All Hedging Instruments shall be obligations of VFCC, provided,
                                                                     --------
that in the event of a purchase under the Liquidity Purchase Agreement, a pro-rata interest of the related obligations of VFCC shall be assumed (and a corresponding pro-rata interest of VFCC's rights shall be taken) by the related Investor on and after the date of such purchase.

          (c) Each Hedging Instrument that provides for any payment obligation of the VFCC must (i) be nonrecourse to VFCC, (ii) contain a non-petition covenant provision in the form of Section 14.05 hereof, (iii) contain a provision limiting any payments due under the Hedging Instrument solely to funds available therefor pursuant to Article VI hereof, and (iv) provide for the termination or assumption of the Hedging Instrument upon the transfer of the Receivables from VFCC.

                                  ARTICLE VI

                      COLLECTIONS AND DISBURSEMENTS; FEES

                   Section 6.01.  Establishment of Accounts.
                                  -------------------------

          (a)  Lockbox Account.
               ---------------

               (i) The Deal Agent and Servicer have jointly established and shall maintain in the name of the Borrower in trust for the Collateral Agent a segregated account with a Lockbox Account Bank and controlled by the Collateral Agent titled "CPS Warehouse Corp. in trust for First Union
                                  --------------------------------------------
     National Bank, secured party--Lockbox Account".  The Borrower agrees that
     ---------------------------------------------
     the Collateral Agent shall have exclusive dominion and control of the Lockbox Account and all monies, instruments and other property from time to time in the Lockbox Account.

               (ii) The Borrower and the Servicer and the Parent, as the case may be, shall instruct all Obligors (other than Allotment Obligors) to make or wire all payments on the Receivables to the Lockbox Account or Lockbox, as the case may be, and all Collections on Receivables, will, pending remittance to the Collection Account, be held for the benefit of the Collateral Agent and immediately after such proceeds have cleared and become available in accordance with the policies of the Lockbox Account Bank, shall be deposited directly into the Collection Account.

               (iii) in the event that the Lockbox Agreement terminates for any reason or the Lockbox Account Bank fails to comply with its obligations under the Lockbox Agreement for any reason, then the Borrower shall promptly notify all Obligors to make all future payments to a new Lockbox Account established in accordance with the next succeeding sentence with the Lockbox Account Bank or another depositary institution. The Borrower shall not close such existing Lockbox Account unless it shall have (1) received the prior written consent of the Deal Agent and the Collateral Agent, (2) established a new account with the Lockbox Account Bank or with a new depositary institution satisfactory to the Deal Agent and the Collateral Agent, (3) entered into an agreement covering such new account with the Lockbox Account Bank or with such new depositary institution substantially in the form of such Lockbox Agreement which is satisfactory in all respects to the Deal Agent and the Collateral

     Agent (whereupon, for all purposes of the Basic Documents, such new account shall become such Lockbox Account, such new agreement shall become such Lockbox Agreement and any new depositary institution shall become the Lockbox Account Bank), and (4) taken all such action as the Collateral Agent shall require to grant and perfect a first priority security interest in such new Lockbox Account to the Collateral Agent under Section 8.01 of this Agreement.

          (b)  Collection Account.  (i) The Deal Agent, as agent for the
               ------------------
Collateral Agent, has established and shall maintain a segregated deposit account with the Depositary titled "Variable Funding Capital Corporation--
                                    -------------------------------------
Collection Account (CPS Warehouse Corp.)". The Borrower agrees that the Deal
----------------------------------------
Agent shall have exclusive dominion and control of the Collection Account and all monies, instruments and other property from time to time in the Collection Account.

               (ii) Pursuant to Section 6.02, the Collateral Agent shall instruct the Lockbox Account Bank to transfer, on each Business Day in same day funds, all available funds deposited in the Lockbox Account before such Business Day to the Collection Account. In addition to the amount deposited into the Lockbox Account, the Borrower and Servicer will deposit or cause to be deposited in the Collection Account all cash, checks, money orders, wire transfers or moneygrams or other Proceeds received in respect of Transferred Receivables immediately upon the receipt thereof in the original form received (if other than cash). Moreover, the Servicer shall, within one Business Day of receipt, transfer all Collections on behalf of Allotment Obligors, in respect of Transferred Receivables directly to the Collection Account. Until so deposited, all such Proceeds shall be held in trust for the Collateral Agent by the Borrower or Servicer, as the case may be. The Lenders, the Deal Agent and the Collateral Agent may deposit into the Collection Account from time to time all monies, instruments and other property received by any of them as Proceeds of the Transferred Receivables. On each Settlement Date before the Commitment Termination Date, so long as no Termination Event shall have occurred and be continuing, the Deal Agent shall (or shall permit the Servicer to) instruct and cause the Depositary to release funds on deposit in the Collection Account in the order of priority set forth in Section 6.04. On each Business Day on and after the Commitment Termination Date and on each Business Day during any period while a Termination Event has occurred and is continuing, the Collateral Agent may and the Deal Agent shall apply all amounts when received in the Collection Account in the order of priority set forth in Section 6.05.

               (iii) In the event that the Depositary wishes to resign as depositary of the Collection Account for any reason or fails to carry out the instructions of the Deal Agent or the Collateral Agent for any reason, then VFCC or the Deal Agent shall promptly notify all Secured Parties. The Deal Agent shall not close the Collection Account unless it shall have (A) received the prior written consent of the Deal Agent and the Collateral Agent, (B) established a new account with the Depositary or with a new depositary institution satisfactory to the Deal Agent and the Collateral Agent, (C) entered into an agreement covering such new account with such new depositary institution satisfactory in all respects to the Deal Agent and the Collateral Agent (whereupon such new account shall become the Collection Account for all purposes of the Basic Documents), and (D) taken all such action as the Collateral Agent shall require to grant and perfect a first priority security interest in such new Collection Account to the Collateral Agent under this Agreement.

          (c)  Successor Servicer Reserve Account.  If at any time the financial
               ----------------------------------
covenants in Section 7.06 are not met, the Borrower, for the benefit of the Collateral Agent, shall cause to be established and maintained a deposit account with the Depositary (the "Successor Servicer Reserve Account") which shall be
                          ----------------------------------
identified as the "Successor Servicer Reserve Account in trust for First Union
                   -----------------------------------------------------------
National Bank, as Collateral Agent" and shall bear a designation clearly
----------------------------------
indicating that the funds deposited therein are held for the benefit of the Lenders.

          (d)  Application of Successor Servicer Reserve Account.
               -------------------------------------------------

               (i) If the fees and expenses payable in connection with setting up the Successor Servicer remain unpaid on any Settlement Date, such unpaid amount shall be withdrawn from the Successor Servicer Reserve Account on such Settlement Date and deposited into the Collection Account for application under Section 6.04(a)(ii) and Section 6.05(b).

               (ii) If, after giving effect to the allocations of, distributions from, and deposits in, the Successor Servicer Reserve Account on any Settlement Date, the amount in the Successor Servicer Reserve Account is greater than the Required Reserve Account Amount for such Settlement Date, the Deal Agent may withdraw from the Successor Servicer Reserve Account such excess amount and deposit such amounts into the Collection Account. On the first Business Day after the Commitment Termination Date, following the payment in full of all amounts owing to the Lenders, the Deal Agent and the Liquidity Agent, any funds remaining on deposit in the Successor Servicer Reserve Account shall be paid to the Borrower.

          Section 6.02.  Funding of Collection Account.
                         -----------------------------

          (a)  No later than 11:30 a.m. Pacific time on each Business Day:

               (i) The Borrower shall instruct each Lockbox Account Bank to transfer all Collections deposited in the Lockbox Account prior to such Business Day to the Collection Account immediately after such funds have cleared and become available in accordance with the policies of the Lockbox Account Bank;

               (ii) the Servicer shall transfer all Collections received by it or on its behalf with respect to Transferred Receivables prior to such Business Day to the Collection Account;

               (iii) if, on the prior Business Day, the Deal Agent has notified the Borrower of any Borrowing Excess pursuant to Section 6.03, the Borrower shall deposit cash in the amount of such Borrowing Excess in the Collection Account;

               (iv) if, pursuant to a Borrower Notice, the Borrower has requested to make an Optional Prepayment of Advances on such Business Day, the Borrower shall deposit cash into the Collection Account in an amount equal to such Optional Repayment Amount;

               (v) if on such Business Day the Borrower is required to make other payments under this Agreement not previously retained out of Collections (including Indemnified Amounts not previously paid), the Borrower shall deposit an amount equal to such payments in the Collection Account;

               (vi) if, on the prior Business Day, the Parent made a capital contribution or payment of a Rejected Amount, repurchased Ineligible Receivables, or substituted Ineligible Receivables with Eligible Receivables pursuant to the Receivables Transfer Agreement, the Borrower shall deposit cash in the amount received from the Parent for such repurchase in the Collection Account;

               (vii) the Servicer shall deposit into the Collection Account the Gross Contract Balance of any Transferred Receivable it elects to pay pursuant to Section 7.03; and

               (viii) pursuant to Section 8.07, the Borrower shall deposit, or shall cause to be deposited, all proceeds in connection with any securitization with a third party trustee, conduit or similar entity in the Collection Account.

          (b) If, two Business Days prior to any Settlement Date, the Deal Agent notifies the Borrower of any Collection Account Deficiency pursuant to
Section 6.04(b), the Borrower shall deposit cash in the amount of such deficiency into the Collection Account no later than 11:30 a.m. on such Settlement Date.

          Section 6.03.  Borrowing Excess--Revolving Period.
                         --------------------------- ------

          If on any Business Day, the Deal Agent shall notify the Borrower of any Borrowing Excess, the Borrower shall deposit the amount of such Borrowing Excess in the Collection Account by 11:30 a.m. on the following Business Day.

          Section 6.04.  Disbursements From the Collection Account-Settlement
                         ----------------------------------------------------
Date Procedures-Revolving Period
---- ---------------------------

          (a) No later than 11:00 a.m. on each Settlement Date during the Revolving Period, the amounts held in the Collection Account shall be disbursed by the Servicer acting under a revocable power of attorney from the Deal Agent, or otherwise the Deal Agent in the following priority:

               (i) to each Hedging Counterparty, if there are any amounts owing to such Hedging Counterparty under the related Hedging Instruments;

               (ii) if an Event of Servicer Termination has occurred and a Successor Servicer has been appointed, to the Successor Servicer in an amount equal to its accrued and unpaid Servicing Fees and any other amounts owed to the Successor Servicer (including unpaid costs associated with the transfer of servicing to such Successor Servicer);

               (iii) to the Deal Agent for distribution to the Lenders (or, if applicable, any Indemnified Party), the following amounts in the following priority:

                      (A) an amount equal to the accrued and unpaid Daily Yield
               to the end of the preceding Settlement Period;

                      (B) all Facility Fees accrued and unpaid to the end of the preceding Settlement Period;

                      (C) all Additional Amounts incurred and payable to any
               Affected Party through the end of the preceding Settlement
               Period;

                      (D) all other amounts accrued and payable under this
               Agreement other than principal payments on Advances (including Indemnified Amounts incurred and payable to any Indemnified Party) through the end of the preceding Settlement Period;

                      (E) if there is a Borrowing Excess, an amount equal to
               such excess, in reduction of Advances Outstanding; and

                      (F) if a Successor Servicer Reserve Account is required to be established pursuant to Section 7.06, to the Successor Servicer Reserve Account until the Required Reserve Account Amount is met;

               (iv) to the Servicer on behalf of the Borrower, in an amount equal to its accrued and unpaid Servicing Fee to the end of the preceding Settlement Period;

               (v) retained in the Collection Account, the Accrued Monthly Yield and Accrued Servicing Fee as of that date;

               (vi) to the extent that the balance in the Collection Account exceeds the amount to be retained or disbursed under Sections 6.04(a)(v), that excess to an account previously designated by the Borrower.

          (b) Two Business Days prior to each Settlement Date, the Deal Agent shall determine and notify the Borrower of any Collection Account Deficiency for the preceding Settlement Period, and the Borrower shall deposit cash in the amount of such Collection Account Deficiency to the Collection Account pursuant to Section 6.02(b).

          Section 6.05.  Liquidation Settlement Procedures.  On each Business
                         ---------------------------------
Day on and after the Commitment Termination Date, the Deal Agent shall transfer all amounts from the Collection Account in the following priority:

          (a) other than from amounts on deposit in the Collection Account representing payments under any Hedging Instrument, to the related Hedging Counterparty, if there are any amounts owing to such Hedging Counterparty under the related Hedging Instrument, such amounts;

          (b) if an Event of Servicer Termination has occurred and a Successor Servicer has been appointed, to the Successor Servicer in an amount equal to its accrued and unpaid Servicing Fees and any other amounts owed to the Successor Servicer (including unpaid costs associated with the transfer of servicing to such Successor Servicer);

          (c) to the Deal Agent for distribution to the Lenders, in an amount equal to:

               (i) on any such Business Day on which there are Advances Outstanding, accrued and unpaid Daily Yield and Daily Facility Fees through and including such date;

               (ii) on any such Business Day on which there are Advances Outstanding, the principal of all Advances Outstanding;

          (d) to the Deal Agent for distribution to the Lenders or Indemnified Parties, as the case may be:

               (i) all Additional Amounts Incurred and payable to any Affected Party; and

               (ii) all Indemnified Amounts incurred and payable to any Indemnified Party.

          (e) if a Successor Servicer Reserve Account is required to be established pursuant to Section 7.06, to the Successor Servicer Reserve Account until the Required Reserve Account Amount is met;

          (f) if an Event of Servicer Termination has not occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee; and

          (g) to an account previously designated by the Borrower, the balance, if any.

          Section 6.06.  Notification by Servicer.  The Servicer shall notify
                         ------------------------
the Borrower, the Deal Agent and the Liquidity Agent of the determinations and disbursements made pursuant to Sections 6.04, 6.05 and 6.08.

          Section 6.07.  Investment of Accounts.  During the Revolving Period,
                          ---------------------
to the extent there are uninvested amounts deposited in the Collection Account or the Successor Servicer Reserve Account, the Deal Agent shall invest all such amounts in Permitted Investments selected by the Deal Agent that mature no later than the immediately succeeding Business Day the immediately succeeding Settlement Date. Any earnings thereon shall be deposited into the related account on or after the Commitment Termination Date, any investment of such amounts shall be solely at the discretion of the Deal Agent subject to the restrictions described above.

          Section 6.08.  Termination Procedure.
                         ---------------------

          (a) On the earlier of (i) the first Business Day after the Commitment Termination Date on which current Advances Outstanding have been reduced to zero or (ii) the Final Maturity Date, if the payments required to be made pursuant to Sections 6.05(a) and (b) have not been made in full, the Borrower shall immediately deposit into the Collection Account an amount sufficient to make such payments in full.

          (b) On the first Business Day after the Commitment Termination Date on which the payments required pursuant to Subsections 6.05(a) and (b) and (c) have been made in full, all amounts held in the Collection Account or the Successor Servicer Reserve Account, if any, shall be disbursed to the Borrower and all security interests of the Lender and the Collateral Agent in all Transferred Receivables owned by the Borrower shall be released by the Lender and the Collateral Agent. Such disbursement shall constitute the final payment to which the Borrower is entitled pursuant to the terms of this Agreement.

                                  ARTICLE VII

                          APPOINTMENT OF THE SERVICER

          Section 7.01.  Appointment of the Servicer.  The Borrower hereby
                         ---------------------------
appoints the Servicer as its agent to service the Transferred Receivables and enforce its respective rights and interests in and under each Transferred Receivable and each related Contract and to serve in such capacity until the termination of its responsibilities pursuant to Sections 7.10, 9.02 or 11.01. The Servicer hereby agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer may, with the prior consent of the Borrower, the Lender, the Deal Agent, and the Collateral Agent subcontract with a Sub-Servicer for collection, servicing or administration of the Transferred Receivables, provided, that (a) the Servicer shall remain liable for the
             --------
performance of the duties and obligations of the Sub-Servicer pursuant to the terms hereof, and (b) any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Transferred Receivables involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Borrower, the Lender, Deal Agent and the Collateral Agent shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Sub-Servicer.

          Section 7.02.  Duties and Responsibilities of the Servicer.
                         -------------------------------------------

          (a) The Servicer shall conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect Transferred Receivable from firms to time.

          (b) The duties of the Servicer shall include, without limitation:

               (i) preparing and submitting of claims to, and post-billing liaison with, Obligors on Transferred Receivables;

               (ii) arranging for the direct remittance of all Collections with respect to each Allotment Obligor to the Collection Account;

               (iii) using its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall become necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to

     Vehicle Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Proceeds by an amount greater than the amount of such expenses;

               (iv) maintaining all necessary Servicing Records with respect to the Transferred Receivables and providing such reports to the Liquidity Agent and the Deal Agent in respect of the servicing of the Transferred Receivables (including information relating to its performance under this Agreement) as may be required hereunder or as the Liquidity Agent or the Deal Agent may reasonably request;

               (v) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Transferred Receivables in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Transferred Receivables (including, without limitation, records adequate to permit the identification of each new Transferred Receivable and all Collections of and adjustments to each existing Transferred Receivable);

               (vi) promptly delivering to the Deal Agent or the Collateral Agent, from time to time, such information and Servicing Records (including information relating to its performance under this Agreement) as the Deal Agent or the Collateral Agent may from time to time reasonably request;

               (vii) identifying each Transferred Receivable clearly and unambiguously in its Servicing Records to reflect that such Transferred Receivable is owned by the Borrower and pledged to the Collateral Agent;

               (viii) complying in all material respects with the Credit and Collection Policies in regard to each Transferred Receivable and the related Contracts;

               (ix) complying in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Transferred Receivables, related Contracts and Collections with respect thereto;

               (x) preserving and maintaining its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualifying and remaining qualified in good standing as a foreign corporation and qualifying to and remaining authorized to perform obligations as Servicer (including enforcement of collection of Transferred Receivables on behalf of the Lenders and the Collateral Agent) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Lenders and the Collateral Agent in the Transferred Receivables, (B) the collectibility of any Transferred Receivable, (C) the ability of the Servicer to perform its obligations hereunder, or (D) the ability of the Parent to perform its obligations under this Agreement or under the Contracts;

               (xi) immediately notifying the Liquidity Agent and the Deal Agent of the occurrence of a Termination Event (including, without limitation, a material adverse change in the financial condition of the Parent) or a Potential Termination Event;

               (xii) notifying the Liquidity Agent and the Deal Agent of any material action, suit, proceeding, dispute, offset deduction, defense or counterclaim that is or may be (1) asserted by an Obligor with respect to any Transferred Receivable; or (2) reasonably expected to have a material adverse effect on the Contracts as a whole or on the ability of the Servicer or the Originator to perform its obligations under the Basic Documents or on the Servicer or the Borrower or any of their respective property;

               (xiii) arranging for the direct remittance of all Collections with respect to each Transferred Receivable to the Lockbox Account or Lockbox, as the case may be; and

               (xiv) immediately notifying the Deal Agent and the Collateral Agent of (A) any proposed change in the Credit and Collection Policies or
     (B) any change in procedures in connection with the Collections with respect to Allotment Obligors which would permit the Servicer to cause such financial institutions making payments on behalf of the Allotment Obligors to make payments in respect of Transferred Receivables directly to the Collection Account.

          (c) The Lenders, the Deal Agent and the Collateral Agent shall not have any obligation or liability with respect to any Transferred Receivables or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

          Section 7.03.  Authorization of the Servicer.  Each of the Borrower
                         -----------------------------
and the Deal Agent on behalf of the Lenders hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the pledge of the Transferred Receivables to the Lender and the Collateral Agent, in the determination of the Servicer, to collect all amounts due under any and all Transferred Receivables, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Receivables and, after the delinquency of any Transferred Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence proceedings with respect to enforcing payment of such Transferred Receivables and the related Contracts, and adjusting, settling or compromising the account or payment thereof, to the same extent as the Parent could have done if it had continued to own such Receivable. The Parent, the Borrower and the Deal Agent on behalf of the Lenders shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Transferred Receivables. Notwithstanding anything to the contrary contained herein, Deal Agent on behalf of the Lenders shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is the Parent or otherwise) to commence or settle any legal action to enforce collection of any Transferred Receivable or to foreclose upon, repossess or take any other action which the Collateral Agent or the Deal Agent deems necessary or advisable with respect thereto; provided, that the Servicer may, rather than commencing such action or taking other enforcement action, at its option elect to pay the Borrower the Contract Principal Balance of such Transferred Receivable. In no event shall the Servicer be entitled to make any Lender, the Collateral Agent or the Deal Agent a party to any litigation without such party's express prior written consent, or to make the Borrower a party to any litigation without the Deal Agent's consent.

          Section 7.04.  Servicing Fees.  As compensation for its servicing
                         --------------
activities and as reimbursement for its expenses in connection therewith, the Servicer shall be entitled to receive the Servicing Fees in the manner set forth in Sections 6.04 and 6.05, payable monthly in arrears on each Settlement Date with respect to the preceding Settlement Period. The Servicer shall be required to pay for all expenses incurred by the Servicer in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees.

          Section 7.05.  Negative Covenants of the Servicer.  The Servicer
                         ----------------------------------
shall not, without the prior written consent of the Deal Agent and the Collateral Agent:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to (and any such purported disposition shall be null and void) any Transferred Receivable or related Contract with respect thereto, or upon or with respect to the

Collection Account or any other account to which any Collections of any Receivable are deposited, or assign any right to receive income in respect thereof;

          (b) extend, amend or otherwise modify the terms of any Transferred Receivable (other than adjusting, settling or compromising the account or payment of a Transferred Receivable pursuant to Section 7.03 and except for deferments in the ordinary course of business which are consistent with the Credit and Collection Policies), or amend, modify or waive any term or condition of any Contract related thereto;

          (c) make any material change in the character of its business;

          (d) merge with or into, consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person (whether in one transaction or in a series of transactions), provided, however, that the
                                                 --------  -------
Servicer may, without the consent of the Deal Agent, invest not more than 25% of its Net Worth to acquire all or substantially all of the assets or capital stock or other ownership interest of another Person;

          (e) make any change to its corporate name or use any trade names, fictitious names, assumed names or "doing business as" names;

          (f) make any change in its instructions to Allotment Obligors to make payments to the Collection Account;

          (g) assign or otherwise dispose of any shares of the Borrower; or

          (h) agree or consent to or otherwise permit to occur any amendment, modification, change, supplement, or rescission of the Credit and Collection Policies in whole or in part in any manner that could have a material adverse effect upon the Receivables or interests of the Lenders or the Deal Agent.

          Section 7.06.  Financial Covenants.  The Servicer shall have or
                         -------------------
maintain:

          (a) Net Worth of not less than the sum of (i) $55 million and (ii) one half of the net income of the Servicer and its consolidated subsidiaries as set forth in its most recent annual consolidated financial statement;

          (b) Interest Coverage Ratio equal to or greater than 1.5 to 1; and

          (c) a Debt Ratio of less than 5.0 to 1.0.

          If at any time the financial covenants set forth in this Section 7.06 are not met, in addition to, and without limiting, any other right or remedy contained herein, the Deal Agent may require the Borrower to establish a Successor Servicer Reserve Account pursuant to Section 6.01(c) hereof.

          Section 7.07.  Reporting  .  During the term of this Agreement, the
                         ---------
Servicer shall keep or cause to be kept in reasonable detail books and records of the account of the Servicer's assets and business, including, but not limited to, books and records relating to the transactions contemplated in the Basic Documents, which shall be furnished to the Deal Agent upon request. The books of the Servicer shall be kept on an accrual basis and the Servicer shall report its operations for tax purposes on an accrual basis. The fiscal year of the Servicer shall end on March 31 of each year. The Servicer shall furnish to the Liquidity Agent and the Deal Agent:

          (a) as soon as available and in any event within ninety (90) days (or the next succeeding Business Day if the last day of such period is not a Business Day) after the and of each fiscal year of the Servicer a copy of the consolidated financial statement of the Servicer and its consolidated Subsidiaries as of the end of such year and the related consolidated statements of income and retained earnings, and of cash flow, of the Servicer and its consolidated Subsidiaries for such year, in each case reported on by a firm of nationally recognized independent public accountants;

          (b) on or before the 45th day (or next succeeding Business Day if the last day of such period is not a Business Day) after each fiscal quarter, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding fiscal quarter and of its performance under this Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such quarter, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof; (iii) the Servicer has complied with the covenants set forth in Sections 7.05 and 7.06 and (iv) the representations and warranties of the Servicer in Section 4.03 are true and correct as if made on the date of such Officer's Certificate;

          (c) promptly after the sending or filing thereof, copies of all reports which the Servicer sends to its security holders, public filings with any Governmental Authority and the annual report of the Servicer; and

          (d) such other periodic, special or other reports or information as the Liquidity Agent and the Deal Agent may reasonably require.

          Section 7.08.  Annual Statement as to Compliance.  The Servicer
                         ---------------------------------
shall deliver to the Liquidity Agent and the Deal Agent on or before July 15 of each year an Officer's Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the preceding fiscal year and of its performance under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) the Servicer has complied with the covenants set forth in Sections 7.05 and 7.06, and (d) the representations and warranties of the Servicer in Section 4.03 are true and correct as if made on the date of such Officer's Certificate.

          Section 7.09.  Annual Independent Public Accountants' Servicing and
                         ----------------------------------------------------
Compliance Report.  On or before June 15 of each year, the Servicer at its
-----------------
expense shall cause a firm of nationally recognized independent public accountants to furnish a statement to the Collateral Agent and the Deal Agent to the effect that such firm has examined such Servicing Records relating to the Transferred Receivables as such firm deems necessary as a basis for the report contemplated by this Section 7.09 and has issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other audit procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program
                       -------
are applicable to the servicing obligations set forth in this Agreement (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sales contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountants' report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer certificates were found; (3) the delinquency and loss information, relating to the Receivables contained in the Servicer certificates were found to be accurate and (4) except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement, such firm has examined the financial statements for the preceding year of the Servicer and the Servicer's financial covenants in this Agreement and, on the basis of such examination, the Servicer has complied during such year with such covenants, and (c) that the Lenders, the Deal Agent and the Collateral Agent may rely on such report.

          Section 7.10.  Termination of Servicer.  With the prior written
                         -----------------------
consent of the Required Investors, the Deal Agent and the Collateral Agent, the Borrower may terminate the Servicer.

          Section 7.11.  Corporate Existence.  The Servicer shall maintain its
                         -------------------
corporate existence and shall at all times continue to be duly organized under the laws of the State of California and duly qualified and duly authorized and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

          Section 7.12.  Cooperation With Requests for Information or Documents.
                         ------------------------------------------------------
The Servicer will cooperate fully with all reasonable requests of the Borrower, the Deal Agent and the Collateral Agent regarding the provision of any information or documents, necessary, including the provision of such information or documents in electronic or machine-readable format, or desirable to allow each of the Borrower, the Deal Agent and the Collateral Agent to carry out its responsibilities under the Basic Documents.

                                  ARTICLE VIII

                          GRANT OF SECURITY INTERESTS

          Section 8.01.  Borrower's Grant of Security Interest.  As security
                         -------------------------------------
for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Borrower Secured Obligations, the Borrower hereby assigns and pledges to the Collateral Agent, as agent for the Lenders, and grants to the Collateral Agent, as agent for the Lenders, a security interest in and lien upon, all of the Borrower's right, title and Interest in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Collateral"):
                                        ----------

          (a) all Transferred Receivables, Contracts and Collections;

          (b) each Lockbox Agreement and all Basic Documents now or hereafter in effect relating to the purchase, servicing or processing of Transferred Receivables (the "Borrower Assigned Agreements"), including (i) all rights of
                  ----------------------------
the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) the Borrower's right of foreclosure as lienholder of the vehicles underlying the Receivables; (iv) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (v) the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements;

          (c)  all of the following (the "Borrower Account Collateral"):
                                         ---------------------------

               (i) each Lockbox Account, the Lockboxes and all funds held in each Lockbox Account and the Lockboxes and all certificates and instruments, if any, from time to time representing or evidencing each Lockbox Account, the Lockboxes or such funds,

               (ii) the Collection Account and the Successor Servicer Reserve Account, all funds held in the Collection Account and the Successor Servicer Reserve Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds,

               (iii) all Investments from time to time of amounts in each Lockbox Account, the Collection Account and the Successor Servicer Reserve Account, and all certificates and instruments, if any, from time to time representing or evidencing such Investments,

               (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by any Lender or any assignee or agent on behalf of each Lender in substitution for or in addition to any of the then existing Borrower Account Collateral, and

               (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Account Collateral;

          (d) all additional property that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with any Lender, the Deal Agent or the Collateral Agent of additional moneys by the Borrower; and

          (e) all Proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Collateral (including Proceeds that constitute property of the types described in Sections 8.01 (a) through (d) above) and, to the extent not otherwise included, all payments under insurance (whether or not any Lender or any assignee or agent on behalf of the Lender is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

          Section 8.02.  Reserved.
                         --------

          Section 8.03.  Reserved.
                         --------

          Section 8.04.  Delivery of Collateral.  All certificates or
                         ----------------------
instruments representing or evidencing Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant to this Agreement, and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent and to the extent not constituting an assignment shall be irrevocable powers of attorney coupled with an interest. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Borrower or the Lender, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          Section 8.05.  Borrower Remains Liable.  Notwithstanding anything in
                         -----------------------
this Agreement, (a) each of the Borrower and the Parent shall remain liable under the Transferred Receivables, Contracts, Borrower Assigned Agreements and other agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Deal Agent as agent of the Lenders or the Collateral Agent of any of its rights under this Agreement shall not release the Borrower or the Servicer from any of their respective duties or obligations under the Transferred Receivables, Contracts, Borrower Assigned Agreements or other agreements included in the Collateral, (c) the Deal Agent as agent of the Lenders and the Collateral Agent shall not have any obligation or liability under the Transferred Receivables, Contracts, Borrower Assigned Agreements or other agreements included in the Collateral by reason of this Agreement, and (d) neither the Collateral Agent nor any of the other Secured Parties shall be obligated to perform any of the obligations or duties of the Borrower or the Servicer under the Transferred Receivables, Contracts, Borrower Assigned Agreements or other agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

          Section 8.06.  Covenants of the Borrower and Servicer Regarding the
                         ----------------------------------------------------
Collateral.
----------

          (a) Offices and Records.  The Borrower shall keep its chief place of
              -------------------
business and chief executive offices and the office where it keeps its Records at the respective locations specified in Schedule 1 or, upon thirty (30) days prior written notice to the Collateral Agent, at such other location in a jurisdiction where all action required by Section 8.06(f) shall have been taken with respect to the Collateral. The Borrower and the Servicer shall, for not less than three years or for such longer period as may be required by law, from the date on which any Transferred Receivable arose, maintain the Records with respect to each Transferred Receivable, including records of all payments received, credits granted and merchandise returned. The Borrower and the Servicer will permit representatives of the Deal Agent and the Collateral Agent at any time and from time to time during normal business hours, and at such times outside of normal business hours as the Deal Agent and the Collateral Agent shall reasonably request, (i) to inspect and make copies of and abstracts from such records, and
(ii) to visit the properties of the Borrower or the Servicer utilized in connection with the collection, processing or servicing of the Transferred Receivables for the purpose of examining such Records, and to discuss matters relating to the Receivables or the Borrower's or Servicer's performance under this Agreement with any officer or employee of !he Borrower or Servicer having knowledge of such matters. In connection therewith, the Deal Agent or the Collateral Agent may institute procedures to permit it to confirm the Obligor balances in respect of any Transferred Receivables. Each of the Borrower and the Servicer agrees to render to the Deal Agent and the Collateral Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing. If a Termination Event shall have Occurred and be continuing, promptly upon request therefor, the Borrower or the Servicer shall deliver to the Collateral Agent records reflecting activity through the close of business on the immediately preceding Business Day.

          (b) Collection of Transferred Receivables.  Except as otherwise
              -------------------------------------
provided in this Section 8.06(b), the Borrower shall continue to collect or cause to be collected, at its own expense, all amounts due or to become due to the Borrower under the Transferred Receivables, the Borrower Assigned Agreements and any other Collateral. In connection with such collections, the Borrower may take (and at the Collateral Agent's direction after a Termination Event has occurred and is continuing, shall take) such action as the Borrower or the Collateral Agent may deem necessary or advisable to enforce collection of the Transferred Receivables and the Borrower Assigned Agreements; provided, however, that the Collateral Agent may, at any time that a Termination Event has occurred and is continuing, notify any Obligor with respect to any Transferred Receivables or obligors under the Borrower Assigned Agreements of the assignment of such Transferred Receivables or Borrower Assigned Agreements, as the case may be, to the Collateral Agent and direct that payments of all amounts due or to become due to the Borrower thereunder be made directly to the Collateral Agent or any servicer, collection agent or lockbox or other account designated by the Collateral Agent and, upon such notification and at the expense of the Borrower, the Collateral Agent may enforce collection of any such Transferred Receivables or the Borrower Assigned Agreements and adjust, settle or compromise the amount or payment thereof.

          (c) Maintain Records of Transferred Receivables.  The Borrower and the
              --------------------
Servicer shall, at their own cost and expense, maintain satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each of the Borrower and the Servicer will mark conspicuously with a legend, in form and substance satisfactory to the Collateral Agent, its records, computer tapes, computer disks and credit files pertaining to the Collateral and the Related Contracts, and its file cabinets or other storage facilities where it maintains information pertaining to the Collateral, to evidence this Agreement and the assignment and security interest granted by this Article VIII. Upon the occurrence and during the continuation
                                                   ---
of a Termination Event, the Borrower and Servicer shall (1) deliver and turn over to the Collateral Agent or to its representatives, or at the option of the Collateral Agent shall provide the Collateral Agent or its representatives with access to, after the occurrence of a Termination Event, at any time, and during all other times, during ordinary business hours, on demand of the Collateral Agent, all of the Borrower's and Servicer's facilities, personnel, books and records pertaining to the Collateral, including all Records, and (ii) allow the Collateral Agent to occupy the premises of the Borrower and the Servicer where such books, records and Records are maintained, and utilize such premises, the equipment thereon and any personnel of the Borrower or the Servicer that the Collateral Agent may wish to employ to administer, service and collect the Transferred Receivables.

          (d) Performance of Borrower Assigned Agreements.  The Borrower shall
              -------------------------------------------
(i) perform and observe all the terms and pro visions of the Borrower Assigned Agreements to be performed or observed by it, maintain the Borrower Assigned Agreements in full force and effect, enforce the Borrower Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Collateral Agent, and (ii) upon request of the Deal Agent or the Collateral Agent, make to any other party to the

Borrower Assigned Agreements such demands and requests for information and reports or for action as the Borrower is entitled to make under the Borrower Assigned Agreements.

          (e) Notice of Adverse Claim.  Each of the Borrower and the Servicer
              -----------------------
shall advise the Deal Agent and the Collateral Agent promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

          (f) Further Assurances; Financing Statements.
              ----------------------------------------

               (i) Each of the Borrower and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Deal Agent or the Collateral Agent may request to perfect and protect the assignments and security interests granted or purported to be granted by this Article VIII or to enable the Lenders, the Deal Agent or the Collateral Agent to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Deal Agent of the Collateral Agent may request to protect and preserve the assignments and security interests granted by this Agreement.

               (ii) The Borrower and the Lenders hereby severally authorize the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower or the Lender where permitted by law. A photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Collateral Agent will promptly send to the Borrower any financing or continuation statements thereto which it files without the signature of the Borrower and will promptly send to the Lenders any financing or continuation statements thereto which it files without the signature of the Lenders except in the case of filings of copies of this Agreement as financing statements, the Collateral Agent will promptly send the Borrower or the Lenders, as the case may be, the filing or recordation information with respect thereto.

               (iii) Each of the Borrower and the Servicer shall furnish to the Collateral Agent from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          Section 8.07.  Release of Collateral.
                         ---------------------

          (a) Generally.  For purposes of effecting Dispositions or if the
              ---------
Borrowing Base is in excess of Advances Outstanding, so long as there is no Potential Termination Event or Termination Event hereunder, the Borrower may obtain releases of a Lender's security interest in all or any part of the Collateral and from time to time, to the extent that (immediately after giving effect to any requested release) there exists no Borrowing Excess and there is no Potential Termination Event or Termination Event. Each request for a partial release of Collateral (a "Transfer Request") shall be addressed to the Deal
                          ----------------
Agent, demonstrating compliance with the immediately preceding sentence and, if applicable, acknowledging that the receipt of proceeds from such sale or transfer to third parties shall be deposited into the Collection Account in accordance with Section 6.02(a).

          (b) Transfers.  With respect to each Transfer Request that is received
              ---------
by the Deal Agent by 9:00 a.m. (Los Angeles, California time) on a Business Day, the Deal Agent shall use due diligence and reasonable efforts to review such Transfer Requests and prepare the files, identified in each Transfer Request, for shipment by 9:00 a.m. on the second succeeding Business Day. However, requested transfers will not be made if the relevant conditions set forth in
Section 8.07(a) are not met.

          (c) Continuation of Lien.  Unless released in writing by the Lenders,
              --------------------
as herein provided, the security interest in favor of the Collateral Agent, in all Collateral transmitted pursuant to Section 3.4(b), shall continue in effect
                                       -----------
until such time as the Lenders shall have received payment in full of the proceeds from the sale or transfer of such Collateral to third parties in accordance with this Section 8.07.

          (d) Application of Proceeds; No Duty.  Neither of the Deal Agent, nor
              --------------------------------
the Collateral Agent, nor any Lender shall be under any duty at any time to credit Borrower for any amount due from any third party in respect of any purchase of any Collateral contemplated above, until the Collateral Agent has actually received such amount in immediately available funds for deposit to the Collection Account. Neither the Collateral Agent nor the Lenders, nor Deal Agent shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any third party in respect of any such purchase of Receivables covered by the release of such portion of Collateral or in respect of a securitization thereof with a third party.

          (e) Representation in Connection with Releases, Sales and Transfers.
              ---------------------------------------------------------------
The Borrower represents and warrants that each request for any release or transfer pursuant to Section 8.07(a) shall automatically constitute a representation and warranty to the Lenders, the Deal Agent and the Collateral Agent to the effect that immediately before and after giving effect to such release or Transfer Request, there is no Potential Termination Event or Termination Event or Borrowing Excess.

          (f) Release of Security Interest.  Upon the Deal Agent's request, the
              ----------------------------
Collateral Agent shall promptly release, at the Borrower's expense, all UCC Financing Statements in connection with the release of such part of Collateral covered in connection with the Transfer Request and shall deliver, at the Borrower's expense, the documents and certificates (including the applicable Obligor Delivery Documents) on the released portion of Collateral to the trustee or such similar entity in connection with the third party securitization; provided that the trustee or such similar entity in connection with the third
--------
party securitization acknowledges and agrees (i) that all proceeds thereof that it receives, are held in trust for the Lenders and (ii) at such time that the Lenders shall instruct such trustee to transfer such proceeds, the trustee shall transfer such funds pursuant to such instructions.

                                   ARTICLE IX

                               TERMINATION EVENTS

          Section 9.01.  Termination Events.  If any of the following events
                         ------------------
(each, a "Termination Event") shall occur and be continuing:
          -----------------

          (a) (i) the Borrower shall default in the payment of any amount owed by it hereunder and such failure shall remain unremedied for three Business Days, or (ii) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement and such failure shall remain unremedied for five Business Days, in each case after written notice thereof shall have been given by the Deal Agent or the Collateral Agent to the Borrower; or

          (b) (i) a default (in the case of the Borrower only) or a material default (in the case of the Parent only), has occurred and is continuing under any instrument or agreement to which First Union or any of its Affiliates is a party, evidencing, securing or providing for the issuance of Debt of the Parent or the Borrower, or (ii) a default has occurred and is continuing entitling any other party to accelerate any payment of Debt in excess of $500,000, in the aggregate, under any Instrument or agreement evidencing, securing or providing for the issuance of Debt of the Parent or the Borrower; or

          (c) the Parent or the Borrower shall generally not pay any of its respective Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors, or any-proceeding shall be instituted by or against the Parent or the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur and, solely with respect to the Parent, any such proceeding remains unremedied for 60 days, or the Parent or the Borrower shall take any corporate action to authorize any of the actions set forth in this subsection; or

          (d) judgments or orders for the payment of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $500,000 in the aggregate against the Parent or any of its Affiliates shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

          (e) a judgment or order for the payment of money in excess of $5,000 is rendered against the Borrower; or

          (f) there is a material breach of any of the representations and warranties of the Borrower set forth in Section 4.01 or 4.02; or

          (g) any Governmental Authority (including the Internal Revenue Service or the Pension Benefit Guaranty Corporation), shall file notice of a lien with regard to any assets of the Parent (other than a lien (i) limited by its terms to assets other than Receivables and (ii) not materially adversely affecting the financial condition at the Parent or the Parent's ability to perform as Servicer hereunder); or

          (h) any Governmental Authority (including the Internal Revenue Service or the Pension Benefit Guaranty Corporation) shall file notice of a lien with regard to any of the assets of the Borrower; or

          (i) as of any Settlement Date, the Default Rate has been greater than 9.5% for each of the three (3) preceding Settlement Periods; or

          (j) as of any Settlement Date the Delinquency Rate has been greater than 4.25% for each of the three (3) preceding Settlement Periods; or

          (k) the Deal Agent or the Collateral Agent has determined that any event which materially adversely affects the collectibility of the Receivables has occurred, or that any other event which materially adversely affects the financial condition of the Parent or the Borrower, the ability of the Parent or the Borrower to collect Receivables or the ability of the Borrower to perform hereunder has occurred and such material adverse effect has not been eliminated within thirty (30) days of Collateral Agent's written notice to Borrower and Parent of such change; or

          (l) a material deterioration has taken place in the quality of the Transferred Receivables or in the collectibility thereof which either the Deal Agent or the Collateral Agent, in each of its sole discretion, determines to be material and such material deterioration has not been eliminated within thirty
(30) days of Collateral Agent's written notice to Borrower and Parent of such deterioration; or

          (m) there shall occur a failure of the Parent to make any payment, repurchase Ineligible Receivables or substitute Ineligible Receivables with Eligible Receivables as required under the Receivables Transfer Agreement and such failure shall continue for three Business Days, or if the Receivables Transfer Agreement shall for any reason cease to evidence the transfer to the Borrower (or its assignees or transferees) of the legal and equitable title to, and ownership of, the Transferred Receivables; or

          (n) the Receivables Transfer Agreement has been amended or terminated without the written consent of the Lenders, the Deal Agent and the Collateral Agent; or

          (o) an Event of Servicer Termination has occurred; or

          (p) the Deal Agent has determined that the funding of Receivables hereunder is impracticable due to a drop in or withdrawal of any of the ratings assigned to a Lender's Commercial Paper, the imposition of Additional Amounts, restrictions on the amount of Transferred Receivables it may finance, the inability of the Lender to issue Commercial Paper or for any other reason whatsoever; or

          (q) the Lenders and the Collateral Agent cease to hold a first priority, perfected security interest in the Transferred Receivables; or

          (r) the Net Portfolio Yield for the Settlement Period in which such date of determination occurs shall not equal or exceed 10.5%, where the "Net
                                                                         ---
Portfolio Yield" is the weighted average of the Receivable Yields with respect
---------------
to all Transferred Receivables (weighted on the basis of the outstanding principal balance of each Receivable as of the end of such Settlement Period) less the Cost of Funds; or
----

          (s) the obligations of the Investors to purchase Pro Rata Shares of Purchased Interests under the Liquidity Purchase Agreement (as defined therein) or to make Advances under this Agreement have terminated; or

          (t) a breach of the covenants in Section 7.06 has occurred; or

          (u) a breach of a provision of any Basic Documents has occurred; or

          (v) the Eligible Receivables fail to meet the Portfolio Requirements for a period of 30 days; or

          (w) any letter of credit, liquidity facility or similar facility with respect to a Lender shall either (i) cease to be in full force and effect; or
(ii) the related provider shall have terminated its commitment thereunder; or

          (x) as of any Settlement Date, the weighted average (weighted by the average aggregate Contract Principal Balance of each Subgroup of Receivables) of the Net Loss Rates (computed separately for each Subgroup of Receivables) has been greater than 3.25% for each of the three (3) preceding Settlement Periods;

          then, and in any such event, the Deal Agent shall, at the request, or may with the consent, of the Required Investors, by notice to the Borrower declare the Commitment Termination Date to have occurred, whereupon the Commitment Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, provided, that in the event that any of the Termination Events
          --------
described in subsections (c), (i), (j), (r), (v) or (x) herein have occurred or the Termination Event described in subsection (a)(i) has occurred and remained unremedied for thirty days, the Commitment Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

          Section 9.02.  Events of Servicer Termination  .  If any of the
                         ------------------------------
following events (each, an "Event of Servicer Termination") shall occur and be
                            -----------------------------
continuing:

          (a) the Servicer shall fall to perform or observe any term, covenant or agreement contained in this Agreement and such failure shall remain unremedied for three (3) Business Days after written notice thereof shall have been given by the Liquidity Agent, the Collateral Agent or the Deal Agent to the Servicer; or

          (b) (i) a default has occurred and is continuing under any instrument or agreement to which First Union or any of its Affiliates is a party, evidencing, securing or providing for the Issuance of Debt of the Servicer, or
(ii) a default has occurred and is continuing entitling a party to accelerate any payment of Debt under any instrument or agreement evidencing, securing or providing for the issuance of Debt of the Servicer; or

          (c) the Servicer shall generally not pay any of its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Servicer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur and any such proceeding remains undismissed for 60 days, or the Servicer shall take any corporate action to authorize any of the actions set forth in this subsection; or

          (d) judgments or orders for the payment of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $500,000 in the aggregate against the Servicer or any of its Affiliates shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or

          (e) there is a material breach of any of the representations and warranties of the Servicer set forth in Section 4.03; or

          (f) the Deal Agent or the Collateral Agent shall have determined that any event which materially adversely affects the ability of the Servicer to collect Receivables or to otherwise perform hereunder has occurred, and such material adverse effect has not been eliminated within thirty (30) days of the Collateral Agent's written notice to Servicer of such event; or

          (g) a Termination Event shall have occurred or this agreement shall have been terminated; or

          (h) the Servicer shall assign or purport to assign any of its obligations hereunder or under the Receivables Transfer Agreement without the prior written consent of the Deal Agent and the Collateral Agent; or

          (i) a Change In Control has occurred;

          then, and in any such event, the Deal Agent shall (on behalf of the Borrower), at the request, or may with the consent, of the Required Investors or the Collateral Agent, by delivery of a Servicer Termination Notice to the Borrower and the Servicer, terminate the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer. Upon any such declaration, all authority and power of the Servicer under this Agreement and the Receivables Transfer Agreement shall pass to and be vested in the Successor Servicer appointed pursuant to Section 11.02; provided, that notwithstanding anything to
                                     --------
the contrary herein, the Borrower agrees that it will continue to follow the procedures set forth in Section 7.02(b)(ii) with respect to Collections on Transferred Receivables from Allotment Obligors.

          All related costs of replacing the Servicer and transferring the servicing of the Receivables to a Successor Servicer, including but not limited to all internal and external costs and reimbursable expenses of the Servicer, shall be borne by the Servicer.

                                   ARTICLE X

                                   REMEDIES

          Section 10.01.    Actions Upon Termination Event.  If any
                            ------------------------------
Termination Event shall have occurred and be continuing and the Deal Agent shall have declared the Commitment Termination Date to have occurred or the Commitment Termination Date shall have been deemed to have occurred pursuant to Section 9.01, then the Collateral Agent may exercise in respect of the Collateral, in addition to any and all other rights and remedies otherwise available to it all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following remedial actions:

          (a) The Collateral Agent may, without notice to the Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Borrower Secured Obligations against amounts payable to the Borrower from the Lockbox Account, the Lockboxes, the Collection Account, the Successor Servicer Reserve Account or any part of such accounts in accordance with the priorities required by Section 10.03.

          (b) The Collateral Agent may, without notice except as specified below, solicit and accept bids for and sell the Collateral or any part of the Collateral in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lenders', Deal Agent's or Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Borrower in and to the Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Borrower, the Parent, any Person claiming the Collateral sold through the Borrower, the Parent and their respective successors or assigns.

          (c) Upon the completion of any sale under Section 10.01 (b), the Borrower or the Servicer will deliver or cause to be delivered all of the Collateral sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Collateral Agent or by any purchaser, the Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

          (d) At any sale under Section 10.01 (b), the Lenders, any holder of a Note (the identity of which, if other than the Collateral Agent, shall be disclosed by the Borrower to each Rating Agency), the Collateral Agent or any Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Any holder of a Note purchasing property at a sale under Section 10.01 (b) may set off the purchase price of such property against amounts outstanding under such Note in full payment of such purchase price.

          (e) The Collateral Agent may exercise at the Borrower's expense any and all rights and remedies of the Borrower under or in connection with the Borrower Assigned Agreements or the other Collateral, including any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provisions of, the Borrower Assigned Agreements.

          Section 10.02.    Receipt of Payments in Trust.  All payments
                            ----------------------------
received by the Borrower, the Parent, the Servicer, the Lenders or the Deal Agent under or in connection with the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such party and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

          Section 10.03.    Application of Proceeds.  Any cash held by or on
                            -----------------------
behalf or the Collateral Agent as Collateral, whether from Transferred Receivables or otherwise, and all cash proceeds received by the Collateral Agent in respect of any of, sale of, collection from or other realization upon all or any part of the Collateral, shall be applied as set forth in Section 6.05. Any surplus of such cash or cash proceeds held by or on behalf of the Collateral Agent shall be disposed of in accordance with Section 6.08.

          Section 10.04.    Exercise of Remedies.  No failure or delay on the
                            --------------------
part of the Collateral Agent to exercise any right, power or privilege under this Agreement and no course of dealing between the Borrower, the Servicer, the Lenders, the Liquidity Agent or the Deal Agent, on the one hand, and the Collateral Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights or remedies which the Collateral Agent or the Secured Parties would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

          Section 10.05.  Severability of Remedies.  The invalidity of any
                          ------------------------
remedy in any jurisdiction shall not invalidate such remedy in any other jurisdiction. The invalidity or unenforceability of the remedies herein provided in any jurisdiction shall not in any way affect the right of the enforcement in such jurisdiction or elsewhere of any of the other remedies herein provided.

          Section 10.06.  Waiver of Agreement.  Each of the Borrower and the
                          -------------------
Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshalled upon any such sale, and agrees that the Collateral Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Collateral Agent or such court may determine.

          Section 10.07.  Power of Attorney.  Each of the Borrower and the
                          -----------------
Servicer hereby irrevocably appoints the Collateral Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Article X, including with the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Basic Document. Nevertheless, if so requested by the Collateral Agent or a purchaser of Collateral, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

          Section 10.08.  Continuing Security Interest.  This Agreement shall
                          ----------------------------
create a continuing security interest in the Collateral until the satisfaction of Section 6.08 of this Agreement.

                                  ARTICLE XI

                              SUCCESSOR SERVICER

          Section 11.01.  Servicer Not to Resign.  The Servicer shall not
                          ----------------------
resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder has become impermissible under applicable law, and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Collateral Agent and the Deal Agent. No such resignation shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02.

          Section 11.02.  Appointment of the Successor Servicer.  In
                          -------------------------------------
connection with the termination of the Servicer's responsibilities under this Agreement pursuant to Section 9.02 or 11.01, the Deal Agent shall appoint a successor Servicer to the Servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement (such successor Servicer being referred to as the "Successor
                                                             ---------
Servicer"); provided, that the Successor Servicer shall have no responsibility
            --------
for any actions of the Servicer prior to the date of its appointment as Successor Servicer. In selecting a Successor Servicer, the Deal Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Deal Agent and the Collateral Agent an instrument in form and substance acceptable to the Deal Agent and the Collateral Agent.

          Section 11.03.  Duties of the Servicer.  At any time following the
                          ----------------------
appointment of a Successor Servicer:

          (a) The Servicer agrees that it will terminate its activities as Servicer hereunder in a manner acceptable to the Collateral Agent so as to facilitate the transfer of servicing to the Successor Servicer including, without limitation, timely delivery (i) to the Collateral Agent of any funds that were required to be remitted to the Collateral Agent for deposit in the Collection Account, and (ii) to the Successor Servicer, at a place selected by the Successor Servicer, of all Servicing Records and other information with respect to the Transferred Receivables. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

          (b) The Servicer shall terminate each Sub-Servicing Agreement that may have been entered into and the Successor Servicer shall not be deemed to have assumed any of the Servicer's interest therein or to have replaced the Servicer as a party to any such Sub-Servicing Agreement.

          Section 11.04.  Effect of Termination or Resignation.  Any
                          ------------------------------------
termination or resignation of the Servicer under this Agreement shall not affect any claims that the Borrower, the Collateral Agent, any Lender, the Liquidity Agent or the Deal Agent may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

                                  ARTICLE XII

                                INDEMNIFICATION

          Section 12.01.  Indemnities by the Borrower.  (a) Without limiting
                          ---------------------------
any other rights that the Collateral Agent, the Lenders, the Deal Agent, the Liquidity Agent, or any director, officer, employee or agent or incorporator of such party (each an "Indemnified Party") may have hereunder or under applicable
                     -----------------
law, the Borrower hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related costs and expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts"), which
                                                    -------------------
may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to (i) any breach of the Borrower's obligations under any Basic Document, (ii) the financing or the pledge of the Transferred Receivables, or (iii) any Receivable or any Contract, excluding, however, Indemnified Amounts to the extent resulting solely from gross negligence or willful misconduct on the part of such Indemnified Party. Without limiting or being limited by the foregoing, the Borrower shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

               (A) reliance on any representation or warranty made or deemed made by the Borrower (or any of its officers) under or in connection with any Basic Document or any report or other information delivered by the Borrower pursuant hereto which shall have been incorrect in any material respect when made or deemed made or delivered;

               (B) the failure by the Borrower to comply with any term, provision or covenant contained in any Basic Document or any agreement executed by it in connection with this Agreement or with any applicable law, rule or regulation with respect to any Transferred Receivable or its related Contract, or the nonconformity of any Transferred Receivable or its related Contract with any such applicable law, rule or regulation; or

               (C) the failure to vest and maintain vested in the Borrower legal and equitable title to and ownership of the Receivables that are, or are purported to be, Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim or Restrictions on Transferability (except as permitted hereunder) whether existing at the time of the purchase of such Receivable or at any time thereafter, and to maintain or transfer to the Collateral Agent a first priority, perfected security interest therein.

          (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.01 not paid in accordance with Article VI, to the extent that funds are available therefor in accordance with the provisions of Article VI, shall be paid to the Indemnified Party within five Business Days following demand therefor.

          Section 12.02.  Indemnities by the Servicer.  (a) Without limiting
                          ---------------------------
any other rights that an Indemnified Party may have hereunder or under applicable low, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts that may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to any breach of the Servicer's obligations under this Agreement excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party. Without limiting or being limited by the foregoing, the Servicer shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

               (i) reliance on any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with any Basic Document or any report or other information delivered by the Servicer pursuant hereto which shall have been incorrect in any material respect when made or deemed made or delivered; or

               (ii) the failure by the Servicer to comply with any term, provision or covenant contained in any Basic Document or any agreement executed by it in connection with this Agreement or with any applicable law, rule or regulation with respect to any Transferred Receivable or its related Contract, or the imposition of any Adverse Claim (except as permitted hereunder) with respect to a Transferred Receivable as a result of the Servicer's actions hereunder.

          (b) Any Indemnified Amounts subject to the indemnification provisions of this Section shall be paid to the Indemnified Party within five Business Days following demand therefor.

                                 ARTICLE VIII

                    THE DEAL AGENT AND THE LIQUIDITY AGENT

          Section 13.01.  Authorization and Action.
                          ------------------------

          (a) Each Lender hereby designates and appoints FCMC as Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Deal Agent shall not be required to take any action that exposes the Deal Agent to personal liability or that is contrary to this Agreement or applicable law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids or under any the Fee Letter.

          (b) Each Investor hereby designates and appoints First Union as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Liquidity Agent shall not be required to take any action which exposes the Liquidity Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Liquidity Agent hereunder shall terminate at the indefeasible payment in full of all outstanding principal amounts of Advances, Daily Yield and any amount at any time due hereunder or under the Fee Letter.

          Section 13.02.  Delegation of Duties.
                          --------------------

          (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          Section 13.03.  Exculpatory Provisions.
                          ----------------------

          (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Deal Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Deal Agent shall not be deemed to have knowledge of any Termination Event unless the Deal Agent has received notice from the Borrower or a Lender.

          (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to the Deal Agent or any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in
Article III. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Liquidity Agent shall not be deemed to have knowledge of any Termination Event unless the Liquidity Agent has received notice from the Borrower, the Deal Agent or a Lender.

          Section 13.04.  Reliance.
                          --------

          (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of VFCC or the Required Investors or all of the Lenders, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders, provided that unless and until the Deal
                                    --------
Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Lenders. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC or the Required Investors or all of the Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Required Investors as it deems appropriate or it shall first be indemnified to its satisfaction by the

Investors, provided that unless and until the Liquidity Agent shall have
           --------
received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Investors. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

          Section 13.05.  Non-Reliance on Deal Agent, Liquidity Agent and Other
                          -----------------------------------------------------
Lenders.
-------

          Each Lender expressly acknowledges that neither the Deal Agent, the Liquidity Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Deal Agent or the Liquidity Agent. Each Lender represents and warrants to the Deal Agent and to the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent, the Liquidity Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement.

          Section 13.06.  Reimbursement and Indemnification.
                          ---------------------------------

          The Investors agree to reimburse and indemnify VFCC, the Deal Agent, the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their Pro-Rata Shares, to the extent not paid or reimbursed by the Borrower (i) for any amounts for which VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, acting in its capacity as Deal Agent, is entitled to reimbursement by the Borrower hereunder and (ii) for any other expenses incurred by VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, in its capacity as Deal Agent and acting on behalf of the Lenders, in connection with the administration and enforcement of this Agreement.

          Section 13.07.  Deal Agent and Liquidity Agent in their Individual
                          --------------------------------------------------
Capacities.
----------

          The Deal Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Deal Agent or the Liquidity Agent, as the case may be, were not the Deal Agent or the Liquidity Agent, as the case may be, hereunder. With respect to the making of Advances pursuant to this Agreement, the Deal Agent, the Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Deal Agent or the Liquidity Agent, as the case may be, and the terms "Investor," "Lender," "Investors" and "Lenders" shall include the Deal
       --------    ------    ---------       -------
Agent or the Liquidity Agent, as the case may be, in its individual capacity.

          Section 13.08.  Successor Deal Agent or Liquidity Agent.
                          ---------------------------------------

          (a) The Deal Agent may, upon five (5) days' notice to the Borrower and the Lenders, and the Deal Agent will, upon the direction of all of the Lenders (other than the Deal Agent, in its individual capacity) resign as Deal Agent.
If the Deal Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Lenders a successor agent. If for any reason no successor Deal Agent is appointed by the Required Investors during such 5-day period, then effective upon the termination of such five day period, the Lenders shall perform all of the duties of the Deal Agent hereunder and the Borrower shall make all payments in respect of the Aggregate Unpaids or under the Fee Letter directly to the applicable Lender and for all purposes shall deal directly with the Lenders. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of Articles VII and VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.

          (b) The Liquidity Agent may, upon five (5) days' notice to the Borrower, the Deal Agent and the Investors, and the Liquidity Agent will, upon the direction of all of the Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Required Investors during such 5-day period, then effective upon the termination of such five day period, the Investors shall perform all of the duties of the Liquidity Agent hereunder and the Borrower shall make all payments in respect of principal amounts of Advances Outstanding, Daily Yield and any amount due at any time hereunder or under the Fee Letter directly to the applicable Investor and for all purposes shall deal directly with the Investors. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of Articles VII and VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

                                 ARTICLE XIVA

                          ASSIGNMENTS; PARTICIPATIONS

          Section 14.01A.  Assignments and Participations.
                           ------------------------------

          (a) Each Investor may upon at least thirty (30) days' written notice to VFCC, the Deal Agent, the Liquidity Agent and S&P and Moody's, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided however, that (i) each such assignment shall be
                      -------- -------
of a constant, and not a varying percentage of all of the assigning Investor's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $10,000,000 or an integral multiple of $1,000,000 in excess of that amount and (B) the full amount of the assigning Investor's Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $5,000 or such lesser amount as shall be approved by the Deal Agent, (v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and VFCC for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and VFCC) incurred by the Deal Agent, the Liquidity Agent and VFCC, respectively, in connection with such assignment and (vi) the Borrower shall have consented to such assignment, which consent shall not be unreasonably withheld, and provided further that upon the
                                                -------- -------
effective date of such assignment the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified therein,
(i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Investor hereunder and (ii) the Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Investor's rights and obligations under this Agreement, such Investor shall cease to be a party hereto).

          (b) By executing and delivering an Assignment and Acceptance, the Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent, such assigning Investor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Investor.

          (c) The Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Investors and the Commitment of, and the principal amount of, each Advance by each Investor from time to time (the "Register"). The entries in the Register shall be conclusive
                   --------
and binding for all purposes, absent manifest error, and VFCC, the Borrower and the Investors may treat each Person whose name is recorded in the Register as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by VFCC, the Liquidity Agent or any Investor at any reasonable time and from time to time upon reasonable prior notice.

          (d) Subject to the provisions of Section 14.01(a), upon its receipt of an Assignment and Acceptance executed by an assigning Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A to
                                                                  ---------
the Liquidity Purchase Agreement, accept such Assignment and Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to VFCC.

          (e) Each Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and each Advance made by it); provided, however, that (i) such
                                         --------  -------
Investor's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Deal Agent and the other Investors shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement, and provided further that the Deal
                                                 -------- -------
Agent shall have confirmed that upon the effective date of such participation the provisions of Section 3.3(f) of the Administration Agreement shall be satisfied. Notwithstanding anything herein to the contrary, each participant shall have the rights of an Investor (including any right to receive payment) under Sections 2.10 and 2.12; provided, however, that no participant shall be
                              --------  -------
entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Borrower to the Investor granting its participation had such participation not been granted, and no Investor granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Investor is entitled under such Section with respect to any portion of any Advance made by such Investor which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such
----
Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section 14.01A(e), the participant's rights as set forth in the agreement between such participant and the applicable Investor to agree to or to restrict such Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or any other Deal Document or to exercise or refrain from exercising any powers or rights which such Investor may have under or in respect of this Agreement or any other Deal Document shall be limited to the right to consent to any of the matters set forth in Section 2.01 of this Agreement.

          (f) Each Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower or VFCC furnished to such Investor by or on behalf of the Borrower or VFCC.

          (g) In the event (i) an Investor ceases to qualify as an Eligible Assignee, or (ii) an Investor makes demand for compensation pursuant to Section
2.10 or Section 2.12, VFCC may, and, upon the direction of the Borrower and prior to the occurrence of a Termination Event, shall, in any such case, notwithstanding any provision to the contrary herein, replace such Investor with an Eligible Assignee by giving three Business Days' prior written notice to the such Investor. In the event of the replacement of an Investor, such Investor agrees (i) to assign all of its rights and obligations hereunder to an Eligible Assignee selected by VFCC upon payment to such Investor of the amount of such Investor's Advances together with any accrued and unpaid Daily Yield thereon, all accrued and unpaid commitment fees owing to such Investor and all other amounts owing to such Investor hereunder and (ii) to execute and deliver an Assignment and Acceptance and such other documents evidencing such assignment as shall be necessary or reasonably requested by VFCC or the Deal Agent. In the event that any Investor ceases to qualify as an Eligible Assignee, such affected Investor agrees (1) to give the Deal Agent, the Borrower and VFCC prompt written notice thereof and (2) subject to the following proviso, to reimburse the Deal Agent, the Liquidity Agent, the Borrower, VFCC and the relevant assignee for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent, the Borrower and VFCC and such assignee) incurred by the Deal Agent, the Liquidity Agent, the Borrower, VFCC and such assignee, respectively, in connection with any assignment made pursuant to this Section 14.01(g) by such affected Investor; provided, however, that such affected Investor's liability
                   --------  -------
for such costs, fees and expenses shall be limited to the amount of any up-front fees paid to such affected Investor at the time that it became a party to this Agreement.

          (h) Nothing herein shall prohibit any Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with this Section.

                                  ARTICLE XIV

                                 MISCELLANEOUS

          Section 14.01.    Notices, etc.
                            -------------

          All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth on Schedule 1 hereto or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, provided, however, that no notice or
                                      --------  -------
communication sent pursuant to Article II shall be effective until received.

          Section 14.02.  Binding Effect; Assignability.  This Agreement shall
                          -----------------------------
be binding upon and inure to the benefit of the Borrower, the Servicer, the Lenders, the Deal Agent, the Liquidity Agent and their respective permitted successors and assigns. Neither the Borrower nor the Servicer may assign any of their rights and obligations hereunder or any interest herein without the prior written consent of the Collateral Agent and the Deal Agent, which consent shall not be unreasonably withheld, and unless each Rating Agency shall have confirmed in writing to the Deal Agent that such assignment would not result in a withdrawal or reduction of the then current rating by such Rating Agency of the Commercial Paper. The Lenders, the Collateral Agent, the Liquidity Agent and the Deal Agent may, at any time, with the consent of the Borrower, which consent shall not be unreasonably withheld, assign any of their respective rights and obligations hereunder or interest herein to any Person. Any such assignee may further assign at any time its rights and obligations hereunder or interests herein without the consent of the Borrower, the Parent or the Servicer. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any
--------
representation and warranty made by the Borrower or the Servicer pursuant to
Article IV and the indemnification and payment provisions of Article XII shall be continuing and shall survive any termination of this Agreement.

          Section 14.03.  Costs, Expenses and Taxes.  (a) In addition to the
                          -------------------------
rights of Indemnification under Article XII hereof, the Borrower agrees to pay upon demand all reasonable costs and expenses and taxes (excluding Income Taxes) incurred by the Lenders, the Deal Agents or the Collateral Agent ("Other Costs")
                                                                   -----------
in connection with the administration (including periodic auditing, Rating Agency requirements, modification and amendment) of the Basic Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender, the Deal Agent and the Collateral Agent with respect thereto and with respect to advising the Lenders, the Deal Agent or the Collateral Agent as to its rights and remedies under the Basic Documents and the other agreements executed pursuant hereto. The Borrower further agrees to pay within five Business Days after demand all reasonable costs, counsel fees and expenses in connection with the enforcement (whether through negotiation, legal proceedings or otherwise) of the Basic Documents and the other agreements and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 14.03 in accordance with the provisions of Article VI to the extent that funds are available therefor in accordance therewith.

          (b) In addition, the Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees (subject to Section 3.01(k)) payable or determined to be payable in connection with the execution, delivery, filing or recording of the Basic Documents or the other agreements and documents to be delivered hereunder, and agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (c) In the event that the Deal Agent determines that any of the costs referred to in paragraphs (a) or (b) above were in any part incurred on behalf of, or are attributable to the actions of, borrowers or sellers under Other Funding Agreements, the Borrower shall have no liability hereunder in excess of the Borrower's Share of such costs.

          (d) If the Borrower or the Servicer fails to perform any agreement or obligation contained herein, any Lender, the Collateral Agent or the Deal Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of such party incurred in connection therewith shall be payable by the party which has failed to so perform upon such party's demand therefor.

          Section 14.04.  Confidentiality.  Except to the extent otherwise
                          ---------------
required by applicable law or as required to be filed with the Securities and Exchange Commission or unless the Deal Agent shall otherwise consent in writing, the Borrower and the Servicer agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary thereto) in its communications with third parties and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary thereto).

          Section 14.05.  No Proceedings.  Each of the Borrower, the Deal
                          --------------
Agent, the Liquidity Agent, the Servicer and the Lenders hereby agrees that it will not institute against, or join any other Person in instituting against VFCC or the Borrower any proceedings of the type referred to in the definition of "Event of Bankruptcy" hereunder until one year and one day shall have elapsed
--------------------
since the last day on which any Commercial Paper remained outstanding.

          Section 14.06.  Amendments; Waivers; Consents.  No modification,
                          -----------------------------
amendment or waiver of or with respect to any provision of the Basic Documents or any other agreements, instruments and documents delivered pursuant hereto, nor consent to any departure by the Borrower or the Servicer from any of the terms or conditions thereof, shall be effective unless it shall be in writing and signed by each of the parties hereto. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower, the Parent or the Servicer in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. The Basic Documents and the documents referred to therein embody the entire agreement among the Borrower, the Lenders, the Deal Agent, the Liquidity Agent, the Collateral Agent and the Servicer and supersede all prior agreements and understandings relating to the subject hereof.

          Section 14.07.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
                          ------------------------------------------------------
TRIAL.    (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
-----
WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

          (b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY
                                               --------------------
OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 14.07(b) SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY PARTY'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          Section 14.08.  Execution in Counterparts; Severability.  This
                          ---------------------------------------
Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not in any way be affected or impaired thereby in such jurisdiction and the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not be impaired thereby in any other jurisdiction.

          Section 14.09.  Descriptive Headings.  The descriptive headings of
                          --------------------
the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          Section 14.10.  Ratable Payments.  If any Lender, whether by setoff
                          ----------------
or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Lender (other than payments received pursuant to Sections 2.10, 12.01 or 12.02) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Aggregate Unpaids held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of the Aggregate Unpaids; provided that if all or any portion of such
                                     --------
excess amount is thereafter
recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          Section 14.11.  Recourse Against Certain Parties.
                          --------------------------------

          No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Lender as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Lender or any incorporator, affiliate, stockholder, officer, employee or director of such Lender or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such
           -- ----- --------- ------ --- ----------
Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Lender, provided that, in
                                                               -------------
the case of VFCC, such liabilities shall be paid only after the repayment in full of all Commercial Paper and all other liabilities contemplated in the program documents with respect to VFCC, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Lender or any incorporator, stockholder, affiliate, officer, employee or director of such Lender or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of such Lender contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of such Lender and each incorporator, stockholder, affiliate, officer, employee or director of such Lender or of any such administrator, or any of them, for breaches by such Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 14.11 shall survive the termination of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Receivables Funding and Servicing Agreement to be executed by their respective officers thereunto duty authorized, as of the date first above written.

THE SERVICER:                      CONSUMER PORTFOLIO SERVICES, INC., as
                                   Servicer

                                   By ____________________________________
                                        Name:
                                        Title:

THE BORROWER:                      CPS WAREHOUSE CORP., as
                                   Borrower

                                   By ____________________________________
                                        Name:
                                        Title:

VFCC:                              VARIABLE FUNDING CAPITAL
                                   CORPORATION, as a Lender

                                   By:  First Union Capital Markets Corp.,
                                        as attorney-in-fact

                                   By __________________________________
                                        Name:
                                        Title:

THE DEAL AGENT:                    FIRST UNION CAPITAL MARKETS CORP.

                                   By ____________________________________
                                        Name:
                                        Title:

THE LIQUIDITY AGENT:               FIRST UNION NATIONAL BANK

                                   By ____________________________________
                                        Name:
                                        Title:

THE COLLATERAL AGENT:              FIRST UNION NATIONAL BANK

                                   By ____________________________________
                                        Name:
                                        Title:

THE INVESTORS:                     FIRST UNION NATIONAL BANK

                                   By ____________________________________
                                        Name:
                                        Title:

                                   Commitment:  $150,000,000

                      SCHEDULE 1 TO THE FUNDING AGREEMENT

                             ADDRESSES FOR NOTICE

CONSUMER PORTFOLIO SERVICES INC.
2 Ada, Suite 100
Irvine, California 92618
Attention:  Chief Financial Officer
Facsimile No.:  (714) 450-3951
Telephone No.: (714) 753-6816

CPS WAREHOUSE CORP.
2 Ada, Suite 252
Irvine, California 92618
Attention:  James L. Stock
Facsimile No.:  (714) 450-3972
Telephone No.: (714) 753-6935

VARIABLE FUNDING CAPITAL CORPORATION
c/o First Union Capital Markets Corp.
One First Union Center, TW-6
Charlotte, North Carolina  28288
Attention:  Mr. Darrell Baber
Facsimile  No.: (704) 383-6036
Confirmation No.: (704) 383-9343

          With a copy to:
          Lord Securities Corp.
          2 Wall Street, 19th Floor
          New York, New York  10005
          Attention:  Richard Taiano
          Facsimile No.: (212) 346-9012
          Confirmation No.:(212) 346-9006

FIRST UNION NATIONAL BANK
One First Union Center, TW-6
Charlotte, North Carolina  28288
Attention:  Mr. Bill A. Shirley, Jr.
Facsimile No.:  (704) 374-6249
Confirmation No.:  (704) 374-4001

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW-6
Charlotte, North Carolina  28288
Attention:  Mr. Darrell Baber
Facsimile No.:  (704) 383-6036
Telephone No.:  (704) 383-9343


LINC ACCEPTANCE COMPANY LLC
One Selleck Street
Norwalk, Connecticut  06855
Attention:
Facsimile No.:

Telephone No.:

SAMCO ACCEPTANCE CORP.
8150 North Central Expressway
Suite 600
Dallas, Texas 75206
Attention:
Facsimile No.:
Telephone No.

                      EXHIBIT A TO THE FUNDING AGREEMENT

                 FORM OF BORROWER NOTICE - REQUEST FOR ADVANCE

                                 [Insert Date]

Variable Funding Capital Corporation
Attention:

First Union Capital Markets Corp.,
         as Deal Agent
Attention:

     Re: Receivables Funding and Servicing Agreement, dated as of November 24, 1997

Ladies and Gentlemen:

          This notice is given pursuant to Section 2.02(a) of the Receivables Funding and Servicing Agreement, dated as of November 24, 1997 (the "Funding
                                                                     -------
Agreement"), among CPS Warehouse Corp. (the "Borrower"), Variable Funding
---------                                    --------
Capital Corporation (the "Lender"), Consumer Portfolio Services, Inc. (the
                          ------
"Parent"), First Union Capital Markets Corp., First Union National Bank and the
-------
investors party thereto. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Funding Agreement.

          The Borrower hereby requests that the Lender make an Advance to the Borrower on _______________, 199__ pursuant to Section 2.02(b) of the Funding Agreement in the amount of $_______________ to be disbursed to the Borrower in accordance with Section 2.02(b) of the Funding Agreement. The Parent and the Borrower hereby confirm that the conditions set forth in Section 3.02 of the Funding Agreement for the making of such Advance have been met.

                              Very truly yours,

                              Consumer Portfolio Services, Inc.

                              By:__________________________________
                                 Name:
                                 Title:

                              CPS Warehouse Corp.

                              By:__________________________________
                                 Name:
                                 Title:

                FORM OF BORROWER NOTICE - REPAYMENT OF ADVANCE

                                 [Insert Date]

Variable Funding Capital Corporation
Attention:

First Union Capital Markets Corp.,
         as Deal Agent
Attention:

     Re: Receivables Funding and Servicing Agreement, dated as of November 24, 1997

Ladies and Gentlemen:

          This notice is given pursuant to Section 2.02(a) of the Receivables Funding and Servicing Agreement, dated as of November 24, 1997 (the "Funding
                                                                     -------
Agreement"), among CPS Warehouse Corp. (the "Borrower"), Variable Funding
---------                                    --------
Capital Corporation (the "Lender"), Consumer Portfolio Services, Inc. (the
                          ------
"Parent"), First Union Capital Markets Corp. (the "Deal Agent"), First Union
-------                                            ----------
National Bank and the investors party thereto. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Funding Agreement.

          The Borrower hereby notifies the Lender and the Deal Agent that on ___________________, 19__ (which is a Business Day) the Borrower intends to repay $_______________ of Advances currently outstanding to the Borrower pursuant to Section 2.03 of the Funding Agreement, including (i) all Yield accrued on the principal amount of Advances being repaid through the date of repayment, and (ii) any and all Breakage Costs payable under Section 2.11 of the Funding Agreement.

                              Very truly yours,

                              CPS Warehouse Corp.

                              By:__________________________________
                                 Name:
                                 Title:

               FORM OF BORROWER NOTICE - REDUCTION OF COMMITMENT

                                 [Insert Date]

Variable Funding Capital Corporation
Attention:

First Union Capital Markets Corp.,
        as Deal Agent
Attention:

     Re: Receivables Funding and Servicing Agreement, dated as of November 24, 1997

Ladies and Gentlemen:

          This notice is given pursuant to Section 2.02(a) of the Receivables Funding and Servicing Agreement, dated as of November 24, 1997 (the "Funding
                                                                     -------
Agreement"), among CPS Warehouse Corp. (the "Borrower"), Variable Funding
---------                                    --------
Capital Corporation (the "Lender"), Consumer Portfolio Services, Inc. (the
                          ------
"Parent"), First Union Capital Markets Corp. (the "Deal Agent"), First Union
-------                                            ----------
National Bank and the investors party thereto. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Funding Agreement.

          The Borrower hereby irrevocably notifies the Lender and the Deal Agent pursuant to Section 2.03(a) of the Funding Agreement that on __________________, 199_ (which is a Business Day at least five (5) days after the date this notice is given) the Maximum Facility Commitment shall be reduced to $______________. After such reduction, the Maximum Facility Commitment will not be less than the Advances Outstanding after giving effect to, and conditioned upon, the repayment of Advances set forth in the attached notice.

                              Very truly yours,

                              CPS Warehouse Corp.

                              By:__________________________________
                                 Name:
                                 Title:

              FORM OF BORROWER NOTICE - TERMINATION OF COMMITMENT
                                 [Insert Date]

Variable Funding Capital Corporation
Attention:

First Union Capital Markets Corp.,
        as Deal Agent
Attention:

     Re: Receivables Funding and Servicing Agreement, dated as of November 24, 1997

Ladies and Gentlemen:

          This notice is given pursuant to Section 2.02(a) of the Receivables Funding and Servicing Agreement, dated as of November 24, 1997 (the "Funding
                                                                     -------
Agreement"), among CPS Warehouse Corp. (the "Borrower"), Variable Funding
---------                                    --------
Capital Corporation (the "Lender"), Consumer Portfolio Services, Inc. (the
                          ------
"Parent"), First Union Capital Markets Corp. (the "Deal Agent"), First Union
-------                                            ----------
National Bank and the investors party thereto. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Funding Agreement.

          The Borrower hereby irrevocably notifies the Lender and the Deal Agent pursuant to Section 2.03(a) of the Funding Agreement that on _________________, 199_ (which is a Business Day at least five (5) days after the date this notice is given) the Maximum Facility Commitment shall be terminated.

                              Very truly yours,

                              CPS Warehouse Corp.

                              By:__________________________________
                                 Name:
                                 Title:

                        EXHIBIT B TO FUNDING AGREEMENT

                      FORM OF BORROWING BASE CERTIFICATE

                        EXHIBIT C TO FUNDING AGREEMENT

                                 FORM OF NOTE

$[Insert Amount]                                                   [Insert Date]

          FOR VALUE RECEIVED, CPS Warehouse Corp., a Delaware corporation (the "Borrower"), promises to pay to [Variable Funding Capital Corporation] (the
---------
"Lender"), or registered assigns, the principal sum of
-------
_________________________________ DOLLARS ($_______________) or, if less, the unpaid principal amount of the aggregate loans ("Advances") made by the Lender
                                                 --------
to the Borrower pursuant to the Funding Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in Section 2.06 of the Funding Agreement, and to pay the Daily Yield (as defined in the Funding Agreement) on the unpaid principal amount of this Note on each day that such unpaid principal amount is outstanding on the dates specified in Section 2.07 of the Funding Agreement.

          This Note is issued pursuant to Section 2.05 of the Receivables Funding and Servicing Agreement, dated as of November 24, 1997 (the "Funding
                                                                     -------
Agreement"), among the Borrower, Consumer Portfolio Services, Inc., Variable
---------
Funding Capital Corporation, First Union Capital Markets Corp., First Union National Bank, and as collateral agent for the Secured Parties (as defined in the Funding Agreement) and the Investors. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Funding Agreement.

          Notwithstanding any other provisions contained in this Note, if at any time the Daily Yield payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Funding Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful
                     -------------------
Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

          Payments of the principal of, premium, if any, and Daily Yield on this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds by 11:00 a.m. New York City time, in the manner and at the address specified for such purpose as provided in Section 2.09 of the Funding Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing by the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

          If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and Daily Yield shall be payable on any principal so extended.


and all notices of any kind whatsoever with respect to this Note.

          The holder hereof may, as provided in Sections 14.01A and 14.02 of the Funding Agreement, sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of this Note and the indebtedness evidenced by the Note.

          This Note is secured by the security interests granted to the Lender pursuant to Section 8.01 of the Funding Agreement, the holder of this Note is entitled to the benefits of the Funding Agreement and may enforce the agreements of the Borrower contained in the Funding Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Funding Agreement, all in accordance with the terms of the Funding Agreement. If a Termination Event shall occur and be continuing, the unpaid balance of the principal of this Note, together with accrued Daily Yield, may be declared and become due and payable in the manner and with the effect provided in the Funding Agreement.

          THIS NOTE IS MADE AND DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (WITHOUT APPLICATION OF ITS CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                              CPS Warehouse Corp.

                              By:__________________________________
                                 Name:
                                 Title:

                           Form of Schedule to Note

Date of             Principal           Principal           Outstanding
Advance or          Amount of           Amount of           Principal
Repayment           Advance*            Repayment           Amount
----------          ---------           ---------           ------

________________________

* The aggregate principal amount of all Advances among all Lenders may not exceed the Maximum Facility Amount.

                        EXHIBIT D TO FUNDING AGREEMENT

                FORM OF OFFICER'S CERTIFICATE AS TO INSOLVENCY



                        EXHIBIT E TO FUNDING AGREEMENT

                   FORM OF OFFICER'S CERTIFICATE OF BORROWER


                        EXHIBIT F TO FUNDING AGREEMENT

                   FORM OF OFFICER'S CERTIFICATE OF SERVICER

                        EXHIBIT G TO FUNDING AGREEMENT

                            FORM OF MONTHLY REPORT

                    FINANCIAL COVENANTS/TERMINATION EVENTS

                       CONSUMER PORTFOLIO SERVICES, INC.

                     For the Month of __________________.

               Document                                                 Actual
               Reference      Covenant                 Covenant Level   Amount
               ---------      --------                 --------------   ------
I.   Servicer    7.06(a)      Net Worth                                 ______
                 7.06(b)      Interest Coverage Ratio                   ______
                 7.06(c)      Debt Ratio                                ______

II.  Borrower    5.01(h)      Consolidated Net Worth                    ______
                              Percentage
                 9.01(i)      Default Rate                              ______
                 9.01(j)      Delinquency Rate                          ______
                 9.01(x)      Weighted average Net                      ______
                              Loss Rate

                        EXHIBIT H TO FUNDING AGREEMENT

                               TRACKING REPORTS

          Report                                            Frequency
          ------                                            ---------
          Borrowing Base Certificate                        Each Advance Date
          Discount Report Summary                           Monthly
          Trial Balance of Contracts                        Monthly
          Gross Delinquency Summary Report                  Monthly
          Loans Paid Off During Month                       Monthly
          Loans Charged-Off During Month                    Monthly
          Monthly Transaction Report                        Monthly
          Delinquency Detail Report                         Monthly

               Borrowing Base Certificate shall be provided to the Deal Agent in accordance with the terms of the Funding Agreement Within ____ Business Days after the end of each month, the Borrower shall deliver to the Deal Agent the Monthly Report and the above monthly reports together with a certificate of the chief executive officer, the chief financial officer or the chief accounting officer of the Servicer, certifying as to the completeness and accuracy of the above reports. The Borrower shall deliver to the Deal Agent, no later than the ____ Business Day following each month an up-to-date master file back-up tape in a form usable by Deal Agent's computer, which contains original Contract information and current Contract status information mutually determined by the Collateral Agent and the Borrower.

                        EXHIBIT I TO FUNDING AGREEMENT

                           FORM OF LIST OF CONTRACTS


             [To be provided by Consumer Portfolio Services, Inc.]